UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

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☒	Definitive Information Statement

ARRIVE AI INC.

(Name of Registrant as Specified in Its Charter)

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ARRIVE AI INC.

9100 Fall View Drive

Fishers, IN 46037

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

To the Stockholders of Arrive AI Inc.:

The accompanying Information Statement (the “Information Statement”) is being furnished to the stockholders of Arrive AI Inc., a Delaware corporation (the “Company”, “we”, or “Arrive”) to notify that on September 4,  2026, the Board of Directors (the “Board”) approved via unanimous written consent, and recommended that its stockholders approve, and on September 4, 2026, the record holders (the “Majority Stockholders”) of an aggregate of 26,014,746 shares of the Company’s common stock, par value $0.0002 per share (the “Common Stock”), constituting approximately 50.1%  of the voting power of the Company’s issued and outstanding voting capital stock, approved via written consent, in lieu of a meeting the following actions.

The Board is not soliciting your proxy, and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that the Company has received written consent in lieu of a meeting of stockholders (the “Written Consent”) from holders of shares of voting stock representing approximately 50.1% of the total voting power of the Company as of September 4, 2026  to approve the following: (i) the re-domestication of the Company from a Delaware corporation to a Nevada corporation (the “Redomestication”) by filing a Certificate of Conversion with the State of Delaware pursuant to Section 266 of the Delaware General Corporation Law and the Articles of Conversion with the State of Nevada pursuant to Chapter 92A.209 of the Nevada Revised Statutes; (ii) an amendment to our 2023 Equity Incentive Plan to increase the total number of authorized shares of common stock reserved for issuance from 1,500,000 to 10,000,000 (the “Equity Plan Amendment”); (iii) subject to the completion of the Redomestication, an amendment to the Nevada Articles of Incorporation to increase the total number of authorized shares of common stock from 200,000,000 to 500,000,000 (the “Authorized Share Amendment”); and (iv) subject to the completion of the Redomestication, an amendment to the Nevada Articles of Incorporation to effect one or more reverse stock splits of our Common Stock over the course of the next year at a ratio ranging from 1:10 to 1:65, inclusive, as may be determined by our Board in its sole discretion (the “Reverse Stock Split”).

The Redomestication, the Equity Plan Amendment, the Authorized Share Amendment, and the Reverse Stock Split are more fully described in the accompanying Information Statement. The Written Consent was executed and delivered in accordance with the Delaware General Corporation Law (“DGCL”) and our bylaws, each of which permits that any action which may be taken by a majority of the voting power of the Company’s stockholders at a meeting of the stockholders may also be taken by the written consent of the holders of a majority of the voting power of the Company’s stockholders. The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the Redomestication, the Equity Plan Amendment, the Authorized Share Amendment, and the Reverse Stock Split by the Written Consent before each become effective.

We are furnishing this Information Statement to stockholders in satisfaction of the notice requirement under Section 228 of the DGCL. No additional action will be undertaken by us with respect to the receipt of the Written Consent, and no dissenters’ rights with respect to the receipt of the Written Consent are afforded to stockholders as a result of the approval of the Redomestication, approval of the Equity Plan Amendment, approval of the Authorized Share Amendment, and approval of the Reverse Stock Split.

The entire cost of furnishing the Information Statement and related materials will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward the notice to the beneficial owners of the Common Stock held of record by them. In accordance with Regulation 14C of the Exchange Act, September 4, 2026  has been fixed as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Redomestication, the Equity Plan Amendment, the Authorized Share Amendment, and the Reverse Stock Split will become effective is twenty (20) calendar days after this definitive Information Statement is first sent or given to the stockholders.

THE ACCOMPANYING INFORMATION STATEMENT WAS MAILED TO STOCKHOLDERS ON OR ABOUT SEPTEMBER 29, 2026. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

/s/ Daniel S. O’Toole
Daniel S. O’Toole
Chief Executive Officer

September 29, 2026

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ARRIVE AI INC.

9100 Fall View Drive

Fishers, IN 46037

INFORMATION STATEMENT

SEPTEMBER 29, 2026

Action by Written Consent of Majority Stockholders

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

In this Information Statement we refer to Arrive AI Inc., a Delaware corporation, as the “Company”, “Arrive”, “we”, “us”, or “our”.

This Information Statement is being furnished by the Board of Directors (the “Board”) of the Company, to inform the stockholders as of September 4, 2026 that on September 4, 2026, the Board approved and recommended the stockholders to approve, and on September 4,2026 the holders of shares of voting stock representing approximately 50.1% of the voting power of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) approved by written consent (the “Written Consent”) the following:

●	To re-domesticate the Company from a Delaware corporation to a Nevada corporation by filing a Certificate of Conversion with the State of Delaware pursuant to Section 266 of the Delaware General Corporation Law and the Articles of Conversion with the State of Nevada pursuant to Chapter 92A.209 of the Nevada Revised Statutes.

●	To grant the Board approval to amend the Company’s 2023 Equity Incentive Plan to increase the total number of authorized shares of common stock reserved for issuance from 1,500,000 to 10,000,000.

●	To approve, subject to the completion of the Redomestication, an amendment to the Nevada Articles of Incorporation to increase the total number of authorized shares of common stock from 200,000,000 to 500,000,000.

●	To approve, subject to the completion of the Redomestication, an amendment to the Nevada Articles of Incorporation to effect one or more reverse stock splits of our common stock over the course of the next year at a ratio ranging from 1:10 to 1:65, inclusive, as may be determined by our Board in its sole discretion (the Reverse Stock Split).

This Information Statement is being furnished to all of our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the approval of the Redomestication, the approval of the Equity Plan Amendment, the approval of the Authorized Share Amendment, and the approval of the Reverse Stock Split by the Written Consent before each become effective.

In accordance with Regulation 14C of the Exchange Act, we have fixed September 4, 2026  as the Record Date for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement was mailed on or about September 29, 2026 to stockholders of record as of the Record Date.

This Information Statement contains a brief summary of the material aspects of the Redomestication, the Equity Plan Amendment, the Authorized Share Amendment, and the Reverse Stock Split approved by the Board and the Majority Stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

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THE REDOMESTICATION

Our Board has approved a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) (such conversion of the Delaware Corporation into the Nevada Corporation, the “Redomestication”). Upon the completion of the Redomestication, the Company will become a Nevada corporation and will continue to operate our business under the current name, “Arrive AI Inc.”

Reasons for the Redomestication

Our Board believes that there are several reasons the Redomestication is in the best interests of the Company and its stockholders. In particular, the Board believes that the Redomestication will allow the Company to take advantage of certain provisions of the corporate and tax laws of Nevada.

The Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term.

In addition, the Redomestication will provide potentially greater protection from unmeritorious litigation for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of individual liability of officers and directors to a company, providing for an exclusion of any damages as a result of any act or failure to act in his or her capacity as a director or officer unless the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company, has been rebutted, and it is proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and such breach involved intentional misconduct, fraud or a knowing violation of law. The Redomestication will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors and officers of the Company have an interest in the Redomestication to the extent that they will be entitled to such limitation of liability. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Redomestication and to recommend that our stockholders vote in favor of this proposal.

Also, by reducing the risk of lawsuits being filed against the Company and its directors and officers, the Redomestication may help us attract and retain qualified management. As previously discussed and for the reasons described below, we believe that, in general, Nevada law provides greater protection to our directors, officers, and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend these types of litigation matters can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial interpretation, supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Further, the Redomestication is expected to provide corporate flexibility in connection with certain corporate transactions. However, note that the Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. In connection with the Redomestication, the Nevada Corporation will opt out of certain Nevada statutes that may discourage unsolicited takeovers. Nevertheless, certain effects of the proposed Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “Anti-Takeover Implications of the Redomestication” below for additional information.

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Principal Terms of the Redomestication

The Redomestication would be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) as set forth in the Plan of Conversion, which is included as Annex A to this Information Statement. Approval of this proposal will constitute approval of the Plan of Conversion. The Plan of Conversion provides that we will convert from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”).

The Plan of Conversion provides that, upon the Redomestication, each outstanding share of common stock of the Delaware Corporation will be automatically converted into one outstanding share of common stock of the Nevada Corporation. Securityholders will not have to exchange their existing stock certificates for new stock certificates. At the same time, upon the Redomestication, each outstanding restricted stock unit, option or right to acquire shares of common stock of the Delaware Corporation will automatically become a restricted stock unit, option or right to acquire an equal number of shares of common stock of the Nevada Corporation under the same terms and conditions. At the Effective Time (as defined herein) of the Redomestication, the common stock will continue to be quoted on the Nasdaq Global Market under the symbol “ARAI.” There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication.

The Board currently intends that the Redomestication will occur as soon as practicable following the 20 day waiting period after the filing of this Information Statement. It is anticipated that the Redomestication will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Conversion to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and (ii) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 266 of the DGCL. However, the Redomestication may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by action of our Board at any time prior to the Effective Time of the Redomestication, if our Board determines for any reason that the consummation of the Redomestication should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effects of the Redomestication

Following the Redomestication, we will be governed by the NRS instead of the DGCL, and we will be governed by the form of Nevada Articles of Incorporation (the “Nevada Charter”) and the form of Nevada Bylaws (the “Nevada Bylaws”), included as Annex B and Annex C, respectively, to this Information Statement. Approval of this proposal will constitute approval of the Nevada Charter and Nevada Bylaws. Our current Certificate of Incorporation, as amended (the “Delaware Charter”) and our current Amended and Restated Bylaws (as amended, the “Delaware Bylaws”) will no longer be applicable following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are available to the public over the internet at the SEC’s website at http://www.sec.gov.

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, following completion of the Redomestication, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Redomestication, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

There will be no change in our business, properties, assets, obligations, or management as a result of the Redomestication. Our directors and officers immediately prior to the Redomestication will serve as our directors and officers following the completion of the Redomestication. We will continue to maintain our headquarters in Indiana.

No Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Redomestication, and its common stock will continue to be quoted on the Nasdaq Global Market and traded under the symbol “ARAI.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication. We and our stockholders will be in the same respective positions under the federal securities laws after the Redomestication as we and our stockholders were prior to the Redomestication.

Key Differences Between Delaware Charter and Bylaws and the Nevada Charter and Bylaws

Following completion of the Redomestication, the Company will be governed by the NRS instead of the DGCL as well as the Nevada Charter and Nevada Bylaws, forms of which are included as Annex B and Annex C, respectively, to this Information Statement. Approval of this proposal will constitute approval of the Nevada Charter and Nevada Bylaws. Our current Delaware Charter and Delaware Bylaws will no longer be applicable following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are available as exhibits to our public filings on EDGAR, available to the public over the internet at the SEC’s website at http://www.sec.gov.

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The Nevada Charter and Nevada Bylaws differ in a number of respects from the Delaware Charter and Delaware Bylaws, respectively. Set forth below is a table summarizing certain material differences in the rights of our stockholders under Nevada and Delaware law under the respective charters and bylaws. This chart does not address each difference, but focuses on some of those differences which we believe are most relevant to our stockholders. This chart is qualified in its entirety by reference to the Nevada Charter, the Nevada Bylaws, the Delaware Charter and the Delaware Bylaws.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability	The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director or officer of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for (i) acts or omissions which involve intentional misconduct, fraud or knowing violations of law; or (ii) the payment of distributions in violation of the General Corporation Law of Delaware. Further, the DGCL does not permit elimination or limitation of liability (a) for any breach of duty of loyalty to the corporation or its stockholders; or (b) for any transaction in which the director or officer received an improper personal benefit.	The Nevada Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Company shall be eliminated or limited. Note that, under the NRS, this provision does not exclude exculpation for breaches of duty of loyalty.

Charter Regarding Indemnitee’s Right to Advanced Payment of Expenses	The Delaware Charter does not specify whether an indemnitee’s right to advanced payment of expenses related to a proceeding is subject to the satisfaction of any standard of conduct nor is it conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding (or the absence of any prior determination to the contrary).	The Nevada Charter specifically provides that an indemnitee’s right to advance payment of expenses related to a proceeding is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding or the absence of any prior determination to the contrary.

Charter Regarding Forum Adjudication for Disputes	The Delaware Charter does not specify the forum for adjudication of disputes.

Article XIII of the Nevada Charter provides that, to the fullest extent permitted by law, the Eighth Judicial District Court sitting in Clark County in the State of Nevada shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Company to the Company or the Company's stockholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (3) any action asserting a claim against the Company or any current or former director, officer, employee or stockholder of the Company arising pursuant to any provision of NRS Chapters 78 or 92A, the Nevada Charter or the Nevada Bylaws, or (4) any action asserting a claim against the Company or any current or former director, officer, employee or stockholder of the Company governed by the internal affairs doctrine, in all cases subject to the court's having personal jurisdiction over the indispensable parties named as defendants (collectively, the "State Court Provision").

The State Court Provision applies "[t]o the fullest extent permitted by law." Accordingly, in the event that the Eighth Judicial District Court of Clark County, Nevada lacks jurisdiction over any such action, the action may be brought in either the federal district court for the District of Nevada or other state courts of the State of Nevada. While the State Court Provision references "any derivative action or proceeding" and other causes of action that could implicate federal securities law claims, Section 27 of the Exchange Act of 1934, as amended (the "Exchange Act"), creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder.

Accordingly, the State Court Provision would not apply to actions arising under the Exchange Act, and any such actions must be brought in federal court. Similarly, although the State Court Provision could, by its terms, be read to encompass direct claims under the Exchange Act, such claims are subject to exclusive federal jurisdiction and therefore must be brought in federal court.

Article XIII of the Nevada Charter further provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the "Securities Act"). This provision is intended to apply to Securities Act claims, including both direct and derivative claims, and direct such claims to federal court.

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Provision	Delaware	Nevada
The forum selection provisions in Article XIII of the Nevada Charter may impose additional litigation costs on stockholders who may wish to bring claims against the Company, its directors, officers, employees or stockholders, particularly stockholders who do not reside near Clark County, Nevada. Additionally, the forum selection provisions may limit stockholders' ability to bring a claim in a forum they find favorable and may discourage lawsuits with respect to such claims. There is uncertainty as to whether a court would enforce such forum selection provisions, particularly the provision designating the federal district courts of the United States of America as the exclusive forum for Securities Act claims. If a court were to find any of the forum selection provisions in Article XIII of the Nevada Charter inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, the Company may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect the Company's business, financial condition and results of operations.

Notwithstanding the forum selection provisions in Article XIII of the Nevada Charter, stockholders cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Section 29(a) of the Exchange Act provides that any condition, stipulation or provision binding any person to waive compliance with any provision of the Exchange Act or the rules and regulations thereunder shall be void. Similarly, Section 14 of the Securities Act provides that any condition, stipulation or provision binding any person acquiring any security to waive compliance with any provision of the Securities Act or the rules and regulations thereunder shall be void.

Bylaws Regarding Proxies	Under the DGCL, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.	The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years. Under the NRS, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Bylaws Regarding Removal of Directors	The Delaware Bylaws provide that any director or the entire Board of Directors may at any time be removed effective immediately, with or without cause, by the vote, either in person or represented by proxy, of a majority of the voting power of shares of stock issued and outstanding of the class or classes that elected such director and entitled to vote at a special meeting held for such purpose or by the written consent of a majority of the voting power of shares of stock issued and outstanding of the class or classes that elected such director.	The Nevada Bylaws provide that any director or the entire Board may at any time be removed effective immediately, with or without cause, by the vote, either in person or represented by proxy, of not less than two-thirds of the voting power of the issued and outstanding shares of stock of the class or classes that elected such director and entitled to vote at a special meeting held for such purpose or by the written consent of not less than two-thirds of the voting power of the issued and outstanding shares of stock of the class or classes that elected such director, which is the lowest permitted voting threshold for director removal permitted under the NRS.

Bylaws Regarding Advance Notice	The DGCL does not have a statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business or director nominations before a meeting of stockholders, but a corporation is permitted to include such requirements in its bylaws. The Delaware Charter provides for advance notice requirements that stockholders must satisfy to bring a proposal at an annual or special meeting. It does not specifically set forth special requirements for stockholder nomination for election as directors.	The NRS does not have any statutory advance notice requirements but a Nevada corporation is permitted to set forth such requirements in its bylaws; the Nevada Bylaws establish advance notice procedures for stockholder proposals and the nomination, other than by or at the direction of the Board, of candidates for election as directors. These procedures generally provide that the notice of stockholder proposals and stockholder nominations for the election of directors at an annual meeting must be in writing and received by our secretary at least 90 days but not more than 120 days prior to the first anniversary of our preceding year’s annual meeting.

Bylaws Regarding Annual Meetings of Stockholders	The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the Board. The Corporation must hold its annual meeting within 30 days of the designated date, or if no date was designated, within 13 months from the last annual meeting.	The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the Board and stated in the Company’s notice of the meeting. If a corporation fails to elect directors within 18 months after the last election of directors required by the Nevada Corporations Act, one or more stockholders holding at least 15% of the Corporation’s voting power may make a demand in writing to any officer of the Corporation that a meeting be held for that purpose.

Bylaws Regarding Quorum	The Delaware Bylaws provide that one third of all issued and outstanding shares of the Company’s capital stock entitled to vote thereat, present in person or represented by proxy, constitutes a quorum for the transaction of business.	The Nevada Bylaws provide that one third of the voting power of all issued and outstanding shares of the Company’s capital stock entitled to vote thereat, present in person or represented by proxy, constitutes a quorum for the transaction of business.

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Provision	Delaware	Nevada
Bylaws Regarding Conduct of Stockholder Meetings	Delaware bylaws are silent on procedures relating to conduct of a stockholder meeting.

The meetings of the stockholders shall be presided over by the Chairman of the Board, or if he or she is not present, by a chairman elected by a resolution adopted by the majority of the Board. The Secretary will act as secretary of the meeting, but in the Secretary’s absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

The Board may adopt by resolution rules and regulations as it may deem appropriate for the conduct of any meeting of stockholders.

The chairman of any meeting of stockholders shall have the authority to convene, recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as are appropriate for the proper conduct of the meeting. The chairman, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether a matter or business was not properly brought before the meeting.

Bylaws Regarding Officers	The officers of the Company shall be chosen by the Board and shall consist of a Chairman, President, a Secretary, and a Treasurer.	The officers of the Company shall be chosen by the Board and shall include a President, a Treasurer, and a Secretary or their equivalents. The Board, in its discretion, may also appoint such additional officers as the Board may deem necessary or desirable, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine.

Comparison of Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Redomestication, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws. The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Redomestication. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year and each class would have a term of office of three years; however, neither the Delaware Charter nor Delaware Bylaws provide for a classified board of directors. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually; however neither the Nevada Charter nor Nevada Bylaws provide for a classified board of directors.

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Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed. The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board. The Delaware Charter provides that a director replacement will hold office until the next annual meeting of the shareholders.

Removal of Directors

Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Delaware and Nevada law extend the statutory protection for reliance on such persons to corporate officers.

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Flexibility for Decisions, including Takeovers

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers

The NRS and the DGCL each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish the duty of loyalty or transaction from which a director derives an improper personal benefit, but does, pursuant to NRS 78.300, impose limited personal liability on directors for distributions made in violation of NRS 78.288. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. Both the DGCL and the NRS permit limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute. However, under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in the Company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions; however, it does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

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As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively.

Indemnification

The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must determine that the indemnification is proper.

Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Charter and the Nevada Charter provide for indemnification to the fullest extent permitted by the respective laws.

Advancement of Expenses

Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. In contrast, under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

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The Nevada Charter specifically provides that an indemnitee’s right to advanced payment of expenses related to a proceeding is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding or the absence of any prior determination to the contrary. The Delaware Charter does not include similar provision.

Director Compensation

The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors

Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit a Board action by written consent.

Actions by Written Consent of Stockholders

Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit stockholder action by written consent.

Dividends and Distributions

Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

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The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (a) by persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power (compared to 15% under the State of Delaware). Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors or unless the combination is approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL, nor does the Company plan to opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combinations provisions of the NRS must be contained in an amendment to the Nevada Charter approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

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Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Charter, the Company opts out of these provisions.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

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The Delaware Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (v) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000, and any shares issued by an open end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

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The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Bylaws, a special meeting of stockholders may be called by the Chairman of the Board or a majority of the Board. The Nevada Bylaws contain a substantially similar provision.

Special Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the special meeting or, if there is no date designated, within 13 months after the last annual meeting.

Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

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Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that the holders of shares representing a third of the voting power of the Company entitled to vote shall constitute a quorum at all meetings of the stockholders for the transaction of business, provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series shall constitute a quorum with respect to such vote.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws provide that unless otherwise required by law or the articles of incorporation of the Company, the holders of a third of the voting power of the outstanding shares of capital stock of the Company entitled to vote thereat shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Nevada Bylaws provide that, except as otherwise provided by law, in the articles of incorporation or bylaws of the corporation, that action by the stockholders on a matter other than the election of directors is approved if a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter approve the action.

Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

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Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. The Nevada Charter provides that the Company renounces any interest or expectancy in certain corporate opportunities, the general effect of which will be that no officer or director of the Company who is also an officer or director of Arrive will be liable to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to Arrive instead of to the Company, or does not communicate information to the Company regarding a corporate opportunity that the officer or director has directed to Arrive.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Redomestication described in this proposal.

Anti-Takeover Implications of the Redomestication

The Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; both the Delaware Charter and Nevada Charter allow the Board alone to fill any directorship vacancies. Notwithstanding these similarities, there are a number of differences between Nevada and Delaware law and between the governing documents of the Delaware Corporation and the Nevada Corporation which could have a bearing on unapproved takeover attempts. For example, the Delaware Charter allows the stockholders to remove the directors with or without cause by the vote of a majority of the voting power of shares of stock issued and outstanding of the class that elected such director while the Nevada Charter allows the stockholders to remove a director only by the vote of not less than two-thirds of the voting power of the shares of the class that elected such director.

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The Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement, if warranted from time to time in the judgment of the Board.

Material U.S. Federal Income Tax Consequences of the Redomestication

We intend the Redomestication to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Redomestication qualifies as a taxfree reorganization, the holders of our common stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the consummation of the Redomestication. The aggregate tax basis of the shares of the Nevada common stock received by a holder of shares of the Delaware common stock in connection with the Redomestication will equal the aggregate tax basis of the shares of the Delaware common stock converted into such shares of the Nevada common stock. The holding period of the shares of the Nevada common stock received by a holder of the Delaware common stock in connection with the Redomestication will include the holding period of the common stock converted into such shares of the Nevada common stock. This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws. This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of Redomestication. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above. You should consult your own tax advisor to determine the particular tax consequences to you of the Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Information Reporting

A U.S. holder of the Delaware Common Stock that owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Redomestication will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Redomestication occurs a statement setting forth certain information relating to the Redomestication, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Redomestication. Holders of the Delaware Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

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THE EQUITY PLAN AMENDMENT

General

On September 4, 2026, the Board and September 4, 2026 the Majority Stockholders approved, by written consent, the Equity Plan Amendment. The Equity Plan Amendment will become effective 20 days following the date this Information Statement is first mailed to the stockholders of the Company.

Description of Plan Amendment

On October 26, 2023, the Board approved the 2023 Arrive AI Equity Incentive Plan (the “2023 Equity Incentive Plan”), which was approved by stockholders. The 2023 Equity Incentive Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted stock, restricted stock, restricted stock units, performance stock and other equity-based and cash awards or any combination of the foregoing, to eligible key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries.

In order for the Company to continue to offer meaningful equity-based incentives to its employees, officers, directors and consultants, the Board and the Majority Stockholders determined it was in the best interests of the Company’s stockholders to approve the Equity Plan Amendment.

The Equity Plan Amendment approved by the Board and the Majority Stockholders will increase the number of shares of Common Stock reserved for issuance under the 2023 Equity Incentive Plan from 1,500,000 to 10,000,000.

A copy of Equity Plan Amendment is attached to this Information Statement as Annex D.

Summary of the 2023 Equity Incentive Plan, as Amended

The 2023 Equity Incentive Plan provides for the grant of awards which are incentive stock options, non-qualified stock options, unrestricted stock, restricted stock, restricted stock units, performance stock and other equity-based and cash awards or any combination of the foregoing, to eligible key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries. The purposes of the 2023 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to service providers of the Company and its affiliates and subsidiaries, if any, and to promote the Company’s business by providing such individuals with opportunities to receive awards pursuant to the 2023 Equity Incentive Plan and to strengthen the sense of common interest between such individuals and the Company’s shareholders.

The Company has reserved a total of 1,500,000 shares for issuance as or under awards to be made under the 2023 Equity Incentive Plan. To the extent that an award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall again be available for the grant of a new award. The Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2023 Equity Incentive Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the 2023 Equity Incentive Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

The 2023 Equity Incentive Plan, as amended, also includes an evergreen provision that provides for an automatic annual increase to the number of shares of Common Stock available for issuance under the 2023 Equity Incentive Plan on the first day of each fiscal year beginning with the 2027 fiscal year, equal to the least of:

●	5% of the total number of shares of all classes of Common Stock outstanding as of the last day of our immediately preceding fiscal year; or

●	such lesser amount as determined by the administrator of the 2023 Equity Incentive Plan.

The 2023 Equity Incentive Plan provides that the evergreen provision will operate only until the tenth (10th) anniversary of the date on which the Equity Plan Amendment is approved by the Board.

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THE AUTHORIZED SHARE AMENDMENT

General

On September 4, 2026, the Board and on September 4, 2026, the Majority Stockholders approved, subject to the completion of the Redomestication, an amendment to the Nevada Articles of Incorporation (the “Authorized Share Amendment”) to increase the total number of authorized shares of common stock from 200,000,000 shares to 500,000,000 shares. The Board has determined that it is in the best interests of the Company and its stockholders to approve the Authorized Share Amendment.

Rights of Additional Authorized Shares of Common Stock

The additional shares of common stock resulting from the Authorized Share Amendment, if and when issued, would be part of the existing class of common stock and would have rights and privileges identical to our common stock currently outstanding.

Potential Advantages of the Authorized Share Amendment

Our Board believes that the authorized number of shares of common stock should be increased to provide sufficient shares of common stock for such corporate purposes as may be determined by our Board to be necessary or desirable. We do not have any plans, arrangements, or understandings for the remaining portion of the authorized but unissued shares of common stock that will be available following the Authorized Share Amendment. However, the Company expects to continue to need additional external financing to provide additional working capital.

Once authorized, the additional shares of common stock may be issued with approval of our Board but without further approval of our stockholders, unless applicable law, rule or regulation requires stockholder approval.

Potential Disadvantages of the Authorized Share Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Procedure for Effecting the Authorized Share Amendment

If this proposal is approved by our stockholders, our Board will cause the Authorized Share Amendment to be implemented by filing an amendment to our Nevada Articles of Incorporation with the Secretary of State of the State of Nevada. The Authorized Share Amendment will become effective on the date that it is filed.

Discretionary Authority of the Board to Abandon the Authorized Share Amendment

The Board reserves the right to abandon the Authorized Share Amendment without further action by our stockholders at any time before the effectiveness of the amendment to the Nevada Articles of Incorporation, even if the Authorized Share Amendment has been authorized by our stockholders at the Annual Meeting. By voting in favor of the Authorized Share Amendment, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Authorized Share Amendment if it should so decide.

Appendix Relating to the Authorized Share Amendment

The Nevada Articles of Incorporation, attached to this Information Statement as Annex B, provide for 500,000,000 authorized shares of common stock, which reflects the Authorized Share Amendment.

Anti-Takeover Effects

Although the Authorized Share Amendment is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of common stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our Company more difficult or time-consuming. For example, shares of common stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of our Company. In certain circumstances, the issuance of common stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our common stock at a premium over the prevailing market price and may adversely affect the market price of our common stock. As a result, increasing the authorized number of shares of our common stock could render more difficult and less likely a hostile takeover of our Company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our common stock.

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THE REVERSE STOCK SPLIT

The Majority Stockholders approved an amendment to our Nevada Articles of Incorporation, subject to the completion of the Redomestication, to effect one or more reverse stock splits of our Common Stock over the course of the next year at a reverse stock split ratio ranging from 1:10 to 1:65, inclusive, as may be determined at the appropriate time by our Board in its sole discretion (the “Reverse Stock Split”). This means that our Board will be able to decide whether and when to effect the Reverse Stock Split without further action from the stockholders.

Reasons for a Reverse Stock Split

Maintaining our Listing on Nasdaq

The primary purpose of the Reverse Stock Split is to raise the per share trading price of our Common Stock in order to maintain our listing on The Nasdaq Global Market. Delisting from Nasdaq may adversely affect our ability to raise additional financing through the public or private sale of our equity securities, may significantly affect the ability of investors to trade in our securities and may negatively affect the value and liquidity of our Common Stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors, the loss of analyst coverage or the loss of business development opportunities.

Potentially Improving the Marketability and Liquidity of our Common Stock

The Board believes that an increased stock price may also improve the marketability and liquidity of our Common Stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Decreasing the Risk of Market Manipulation of our Common Stock

The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our Common Stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

Providing us the Ability to Issue Additional Securities

A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to us for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plan); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

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Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of us and our stockholders. Following the completion of the Redomestication, the Company will file an amendment to the Nevada Articles of Incorporation with the Secretary of State of the State of Nevada to effect the Reverse Stock Split at a ratio within the range of 1:10 to 1:65, as determined by the Board in its sole discretion.

Criteria to be Used for Determining Whether to Implement One or More Reverse Stock Splits

This proposal gives our Board the discretion to select one or more reverse stock split ratios over the course of the next year from within a range between and including 1:10 and 1:65 on a date or dates selected by the Board based on its then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:

●	the historical trading price and trading volume of our Common Stock;
●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;
●	the continued listing requirements for our Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”) or other applicable exchanges, if then applicable;
●	the number of shares of Common Stock outstanding; and
●	which Reverse Stock Split ratio would result in the least administrative cost to us; and
●	the historical trading price and trading volume of our Common Stock.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or, that our stock will trade at a price that is equal to at least $1.00 per share for a period of 10 consecutive days prior to November 30, 2026, which is the date that we must regain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). If we do not regain compliance with the Bid Price Rule prior to November 30, 2026, and we are not deemed eligible for an additional period of time to regain compliance with the Bid Price Rule, our listed securities may be subject to delisting. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in various industries is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in our overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split. If we fail to meet Nasdaq’s continued listing requirements, Nasdaq could suspend trading in our Common Stock and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of Common Stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of Common Stock available for issuance could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

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Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the effective date of the Reverse Stock Split:

●

a certain number shares of Common Stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of Common Stock;

●

no fractional shares of Common Stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive a whole share in lieu of any fractional share of Common Stock (as detailed below);

●

proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options and warrants which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise or vesting of such stock options and warrants and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

●	the number of shares of Common Stock then reserved for issuance under our equity compensation plan will be reduced proportionately; and

●	the total number of authorized shares of Common Stock will remain at 500,000,000 (following approval of the Authorized Share Amendment).

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of the Record Date (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming the Reverse Stock Split is implemented by the Board:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved*
Pre-Reverse Stock Split	500,000,000	51,859,347	4,656,114	47,203,233	$11,753,605
Post-Reverse Stock Split 1:10	500,000,000	5,185,935	465,611	4,720,323	$11,753,605
Post-Reverse Stock Split 1:65	500,000,000	797,836	71,633	726,204	$11,753,605

*	Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on September 3, 2026 of $0.2490 by the split ratio.

(1)

Includes shares of Common Stock reserved for issuance (i) upon the exercise of currently exercisable warrants and options and (ii) under the Arrive AI Inc. 2023 Equity Incentive Plan less any exercised or converted awards.

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A Reverse Stock Split would affect all stockholders uniformly. As of the effective date of the Reverse Stock Split which shall be determined by the Board in its sole discretion (“Effective Date”), each stockholder would own a reduced number of shares of Common Stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our Common Stock under Section 12(b) of the Exchange Act and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our Common Stock would continue to be listed on Nasdaq under the symbol “ARAI.”

Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, we will issue a whole share in lieu of any fractional share of Common Stock.

As of September 3, 2026, there were 3,546 common stockholders of record . We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial Holders of Common Stock

Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of Common Stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered Holders of Common Stock

Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our Common Stock as a capital asset (generally, property held for investment).

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This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our Common Stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our Common Stock under the constructive sale provisions of the Code, persons that hold more than 5% of our Common Stock, persons that hold our Common Stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our Common Stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the U.S.;

●	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our Common Stock is a partner of a partnership holding shares of our Common Stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the Common Stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its Common Stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s Common Stock received pursuant to the Reverse Stock Split will include the holding period of the Common Stock surrendered in the Reverse Stock Split in exchange therefor.

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In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the Common Stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its Common Stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our Common Stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our Common Stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.0002 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on our balance sheets attributable to Common Stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of Common Stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

OUTSTANDING VOTING STOCK

As of the date of the Written Consent, the Company had 51,876,209 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

The holders of 26,014,746 shares of Common Stock constituting 50.1% of the voting power as of September 4, 2026,  executed and delivered to the Company the Written Consent approving the Redomestication, the Equity Plan Amendment, the Authorized Share Amendment, and the Reverse Stock Split set forth herein.

The Delaware General Corporation Law provides in substance that unless the Company’s Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, approving the action is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 3, 2026, by:

●	each person known by us to beneficially own more than 5% of our outstanding common stock,
●	each of our directors,
●	each of our named executive officers, and
●	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”), including Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under these rules, a person is deemed to beneficially own shares of common stock if that person has or shares voting power or investment power with respect to such shares.

Shares of common stock that a person has the right to acquire within 60 days of April 15, 2026, including through the exercise of options or warrants or the vesting of restricted stock units, are deemed to be beneficially owned by that person and are included in the percentage ownership of that person, but are not treated as outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Arrive AI Inc., 9100 Fall View Drive, Fishers, Indiana 46037.

As of September 3, 2026, there were 51,876,209 shares of common stock outstanding.

Beneficial ownership information is based on filings made with the SEC and information provided to the Company.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
5% Stockholders
Daniel O’Toole, Chairman and Chief Executive Officer	23,155,051		44.6
Streeterville Capital, LLC (2)	5,300,000	(3)	10.2

Directors and Named Executive Officers
Mark Hamm, Chief Operating Officer and Director	29,304		0.1
Neerav Shah, Chief Strategy Officer and Director	93,448		0.2
John Ritchison, Director and General Counsel	1,302,500		2.5
John Gallina, Director	25,494	(4)	*
Kevin McAdams, Director	23,533	(5)	*
All Directors and Executive Officers and a Group (eight persons)	24,629,330	(6)	47.5

*	Represents beneficial ownership of less than 0.1% of the outstanding shares of common stock.

(1)

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Shares subject to options or warrants exercisable within 60 days and restricted stock units vesting within 60 days are deemed outstanding for the person but not for others.

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(2)	John M. Fife has voting and dispositive power over shares held by Streeterville Capital, LLC. The address of Streeterville Capital, LLC is 297 Auto Mall Drive Suite #4, St. George, Utah 84770.

(3)

Represents shares issuable to Streeterville within 60 days of September 3, 2026, pursuant to the terms of the Streeterville Securities Purchase Agreement. Pursuant to the Pre-Paid Purchases, the Company will not effect any issuance of Purchase Shares if, after giving effect to such conversion, the holder would beneficially own, together with its affiliates, in excess of 9.99% of the outstanding shares of our common stock on such issuance date.

(4)	Includes (i) 18,202 shares of common stock held by John Gallina; and (ii) 7,292 shares of common stock vesting within 60 days of September 3, 2026).

(5)	Includes (i) 16,241 shares of common stock held by Kevin McAdams; and (ii) 7,292 shares of common stock vesting within 60 days of September 3, 2026 (all of which were issued as part of the Plan).

(6)

Includes (i) 24,629,330 shares of common stock held by the Directors and Executive Officers as a group; and (ii) 14,584 shares of common stock issuable upon the exercise of outstanding options within 60 days of September 3, 2026 (all of which were issued as part of the Plan).

INFORMATION STATEMENT COSTS

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock will be borne by us. The Company may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

HOUSEHOLDING OF INFORMATION STATEMENT

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to c/o Arrive AI Inc., 9100 Fall View Drive., Fishers, IN 46037. Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address or calling 1-844-383-8689.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “intends,” “believes,” “will,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein and the annexures or exhibits included herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed under “Risk Factors” on our Registration Statement on Form S-1 (File No. 333-288112), any risks listed in this Information Statement, as well as any cautionary language in this Information Statement. There may be other risks that we have not described that may adversely affect our business and financial condition. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Information Statement.

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INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement. We incorporate by reference the following filings (except for information therein furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act):

●	Our Quarterly Report on Form 10-Q for the periods ended March 31, 2026, and June 30, 2026, filed with the SEC on May 15, 2026, and August 13, 2026;

●	Our Current Reports on Form 8-K filed with the SEC on April 28, 2026, May 18, 2026, June 5, 2026, June 12, 2026, July 24, 2026, July 31, 2026, August 12, 2026 and August 19, 2026; and

●	The description of our common stock, par value $0.0002 per share contained in our Registration Statement on Form 8-A, filed with the SEC on May 13, 2025.

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement, or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed herein. The descriptions of the agreements contained in this Information Statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. You can obtain the documents incorporated by reference in this Information Statement, from the SEC at its website, www.sec.gov, or by writing or telephoning us at the following address:

Arrive AI Inc.

9100 Fall View Drive

Fishers, IN 46037

Telephone: (463) 270-0092

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CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the actions adopted by the Board of Directors and the Majority Stockholders. Your consent to the approval of the actions is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors

/s/ Daniel S. O’Toole
Daniel S. O’Toole
Chief Executive Officer

September 29, 2026

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Annex A - Plan of Conversion

PLAN OF CONVERSION

OF

ARRIVE AI INC.

Resolution 95 and Written Consent September 4, 2026

PLAN OF CONVERSION

OF

ARRIVE AI INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of September 4, 2026, to convert Arrive AI Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Arrive AI Inc.” (the “Converted Entity”).

1. Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).

2. Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be Arrive AI Inc.

3. The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Section 92A.270 of the NRS and Section 266 of the DGCL.

4. Filing of Conversion and Domestication Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of domestication meeting the requirements of Section 92A.270 of the NRS (the “Articles of Domestication”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion. The Conversion shall become effective at the time designated in the Articles of Domestication and Certificate of Conversion as the effective time of the Conversion (the “Effective Time”).

5. Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.

6. Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the Converting Entity as of immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chair of the Board of Directors of the Converted Entity, to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; provided that, for the avoidance of doubt, in all cases, the governing laws of the state of Nevada, and not the state of Delaware, shall apply.

7. Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, each share of Common Stock, par value $[●] per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Common Stock, par value $[●] per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

8. Effect on Other Securities of Converting Entity. At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Common Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Common Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

9. Conditions Precedent. Completion of the Conversion is subject to the following conditions:

(a) the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class; and

(b) other than the filing of the Articles of Domestication and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Board of Directors or any duly authorized committee thereof, and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.

10. Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.270.

11. Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

12. Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

Arrive AI Inc.

By:	/s/ John D Ritchison
Name:	John D Ritchison
Title:	Secretary of the Board and Chief Counsel

Articles of Incorporation [see attached Annex B]

Bylaws [see attached Annex C]

Annex B – Nevada Articles of Incorporation of Arrive AI Inc.

ARTICLES OF INCORPORATION

OF

ARRIVE AI INC.

Resolution 95 and Written Consent September 4, 2026

ARTICLES OF INCORPORATION

OF

ARRIVE AI INC.

ARTICLE I

NAME

The name of the corporation is Arrive AI Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The name and street address of the Corporation’s initial registered agent is Legal Inc. Corporate Services Inc., 1810 East Sahara Avenue, Suite 214, Las Vegas, Nevada 89104.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in, promote, conduct and carry on any lawful acts or activities for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes, as the same exists or may be hereafter amended (the “NRS” or the “Nevada General Corporation Law”).

ARTICLE IV

CAPITAL STOCK

Section 4.1. Authorized Shares. The Corporation shall have authority to issue 510,000,000 shares of capital stock, consisting of 500,000,000 shares of common stock, having a par value of $0.0001 per share (“Common Stock”), and 10,000,000 shares of preferred stock, having a par value of $0.0001 per share (“Preferred Stock”).

Section 4.2. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized, subject to any limitations prescribed by law, to issue shares of Preferred Stock from time to time, to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations, or restrictions thereof, including without limitation:

(a) the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) from time to time by like action of the Board of Directors;

(b) the dividend rate or amount for such series, if any, the conditions and dates upon which dividends shall be payable, the relation which such dividends therein shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative or non-cumulative;

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(c) whether or not the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and conditions of such redemption;

(d) whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and, if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

(e) whether or not the shares of such series shall have voting rights, and, if they are to have voting rights, the extent thereof;

(f) the rights of the shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation or upon any distribution of its assets; and

(g) any other powers, preferences, and relative participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

ARTICLE V

DIRECTORS

Section 5.1. Authority.

(a) Except as may be otherwise provided by any legal agreement among stockholders, the property and business of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authority expressly conferred upon directors by statute or by these Articles of Incorporation or the Amended and Restated Bylaws of the Corporation (the “Bylaws”), the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, or by any legal agreement among stockholders, or by these Articles of Incorporation or by the Bylaws directed or required to be exercised or done by the stockholders.

(b) The Board of Directors may create from among its membership one or more committees which shall have and may exercise such general or limited authority in the management of the business and affairs of the Corporation as may be determined by the Board of Directors from time to time in its discretion in accordance with these Articles of Incorporation and the Bylaws. The audit committee or any similar committee of the Board of Directors (the “Audit Committee”), if such committee has been created, shall have full and exclusive authority to review, investigate, and make decisions regarding any derivative litigation demand made upon the Corporation and all related matters, in addition to any other authority delegated to such committee. In the absence of an Audit Committee composed solely of independent directors of the Corporation, such authority shall be vested in a committee consisting of all of the independent directors of the Corporation. For purposes of this Section 5.1(b), independence shall be determined according to applicable listing rules of any securities exchange or automated quotation system upon which any class of the Corporation’s common stock is then registered for trading.

B-2

Section 5.2. Number of Directors. The number of directors of the Corporation (“Directors”) shall be determined from time to time in accordance with the Bylaws.

Section 5.3. Removal. Any director may be removed at any time, with or without cause, by the affirmative vote of the holders of 66 2/3% of the outstanding shares of the stock of the Corporation entitled to elect Directors, either at the annual meeting or at a special meeting called for that purpose. No amendment to these Articles of Incorporation shall amend, alter, change or repeal this Section 5.3, unless such amendment, in addition to receiving any stockholder vote or consent required by the laws of the State of Nevada in effect at the time, shall receive the affirmative vote or consent of the holders of 66 2/3% of the outstanding shares of stock of the Corporation entitled to elect Directors.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.1. Limitation of Liability. The liability of Directors and officers of the Corporation (“Officers”) shall be limited to the fullest extent permitted by law. If the NRS or any other law of the State of Nevada is hereafter amended to authorize corporate action further eliminating or limiting the liability of directors and officers, then the liability of a Director or Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS or such other law of the State of Nevada as so amended, automatically and without further action, upon the date of such amendment.

Section 6.2. Indemnification. The Corporation, to the fullest extent permitted under by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Corporation or any predecessor of the Corporation.

Section 6.3. Amendments. No repeal, amendment, or modification of this Article VI, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VI, shall directly or indirectly eliminate or reduce the effect of this Article VI with respect to any act or omission of a Director or Officer of the Corporation occurring prior to such repeal, amendment, modification, or adoption of an inconsistent provision.

Section 6.4. Indemnification Agreements. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VI.

ARTICLE VII

DURATION

The Corporation is to have perpetual existence.

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ARTICLE VIII

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

STOCKHOLDER ACTION; BOOKS AND RECORDS

Section 9.1. Election of Directors. Election of the Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 9.2. Stockholder Meetings. Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws may provide.

Section 9.3. Books and Records. The books of the Corporation may be kept (subject to any provision contained in the Nevada General Corporation Law) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE X

AMENDMENTS

The Corporation reserves the right to alter, amend, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred herein upon stockholders are subject to this reservation.

ARTICLE XI

ACQUISITION PROPOSALS

Section 11.1. Evaluation of Acquisition Proposals. The Board of Directors of the Corporation, when evaluating any offer from another individual, firm, corporation, or other entity (“Person”) (a) to make a tender or exchange offer for any equity security of the Corporation, (b) to merge or consolidate the Corporation with such other person, or (c) to purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation (“Acquisition Proposal”), shall, in connection with the exercise of its business judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including without limitation, the consideration being offered in the Acquisition Proposal in relation to the then current market price of the Corporation’s stock, but also in relation to the then current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors’ then estimate of the future value of the Corporation as an independent entity, the social and economic effects on the creditors, employees, customers, suppliers, and other constituents of the Corporation and on the communities in which the Corporation and its subsidiaries operate or are located and the desirability of maintaining independence from any other business or business entity.

B-4

Section 11.2. Amendments. No amendment to these Articles of Incorporation shall amend, alter, change or repeal any of the provisions of this Article XI, unless such amendment, in addition to receiving any stockholder vote or consent required by the laws of the State of Nevada in effect at the time, shall receive the affirmative vote or consent of the holders of 66 2/3% of the outstanding shares of stock of the Corporation entitled to elect Directors.

ARTICLE XII

INAPPLICABILITY OF CONTROLLING INTEREST STATUTES

Notwithstanding any other provision in these Articles of Incorporation to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to any acquisition of shares of the Corporation’s capital stock beneficially owned by Daniel S. O’Toole, his spouse or their children (the “O’Toole Family”), any trust for the benefit of one or more members the O’Toole Family, or any corporation, partnership, limited partnership, limited liability company, or other entity controlled by one or more members of the O’Toole Family.

ARTICLE XIII

EXCLUSIVE FORUM

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court sitting in Clark County in the State of Nevada (or, if the Eighth Judicial District Court of the State of Nevada lacks jurisdiction, the federal district court for the District of Nevada or other state courts of the State of Nevada) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director, officer, employee or stockholder of the Corporation arising pursuant to any provision of NRS Chapters 78 or 92A, these Articles of Incorporation or the Corporation’s Bylaws, in each case, as amended or restated from time to time, or (d) any action asserting a claim against the Corporation or any current or former director, officer, employee or stockholder of the Corporation governed by the internal affairs doctrine, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. If any action the subject matter of which is within the scope of this Article XIII is filed in a court other than a court located within the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Nevada in connection with any action brought in any such court to enforce this Article XIII (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Incorporation to be executed by Daniel S. O’Toole, Chief Executive Officer of the Corporation, on September 4, 2026.

ARRIVE AI INC.

By:	/s/ Daniel S. O’Toole
Daniel S. O’Toole
Chief Executive Officer

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Annex C – Nevada Bylaws of Arrive AI Inc.

BYLAWS OF ARRIVE AI INC.

Resolution 95 and Written Consent September 4, 2026

ARRIVE AI INC.

A Nevada Corporation

(the “Corporation”)

AMENDED AND RESTATED BYLAWS

Approved September 4, 2026

Effective upon Redomestication with Nevada

Article I
STOCKHOLDERS

Section 1.1 Annual Meeting.

An annual meeting of stockholders for the purpose of electing directors and of transacting any other business properly brought before the meeting pursuant to these Bylaws shall be held each year at such date, time and place, either within or without the State of Nevada or, if so determined by the Board of Directors of the Corporation (the “Board of Directors”) in its sole discretion, at no place (but rather by means of remote communication), as may be specified by the Board of Directors in the notice of meeting.

Section 1.2 Special Meetings.

Except as otherwise provided in the terms of any series of preferred stock or unless otherwise provided by law or by the Corporation’s Amended and Restated Articles of Incorporation (as amended, restated, supplemented or otherwise modified from time to time, the “Articles of Incorporation”), special meetings of stockholders of the Corporation, for the transaction of such business as may properly come before the meeting, may be called only by the Board of Directors (i) upon the written request received by the Board of Directors by or on behalf of the holder or holders of record of outstanding shares of capital stock of the Corporation, representing collectively more than 50% of the total voting power of the outstanding capital stock of the Corporation entitled to vote at such meeting or (ii) at the request of a majority of the members of the Board of Directors then in office. Only such business may be transacted as is specified in the notice of the special meeting. The Board of Directors shall have the sole power to determine the time, date and place, either within or without the State of Nevada, or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), for any special meeting of stockholders.  Following such determination, it shall be the duty of the Board of Directors to cause notice to be given to the stockholders entitled to vote at such meeting that a meeting will be held at the time, date and place, if any, and in accordance with the record date determined by the Board of Directors.

Section 1.3 Record Date.

For purposes of determining the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment or postponement thereof, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days nor less than ten (10) calendar days before the date of such meeting.  If the Board of Directors so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall be the record date for determining the stockholders entitled to vote at such meeting. For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action (collectively referred to herein as a “Distribution”), the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days prior to the date of such Distribution. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting in accordance with this Section 1.3.

Section 1.4 Notice of Meetings.

Notice of all stockholders meetings, stating the place, if any, date and hour thereof, as well as the record date for determining stockholders entitled to vote at such meeting; the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting; and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered by the Corporation in accordance with Section 5.4 of these Bylaws, applicable law and applicable stock exchange rules and regulations by the Chair of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or an Assistant Secretary or any other individual designated by the Board of Directors, to each stockholder entitled to notice of such meeting, unless otherwise provided by applicable law or the Articles of Incorporation, at least ten (10) calendar days but not more than sixty (60) calendar days before the date of the meeting.

Section 1.5 Notice of Stockholder Business.

(a) Annual Meetings of Stockholders.

(1) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, nominations for persons for election to the Board of Directors and the proposal of business to be considered by the stockholders must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly be requested to be brought before the meeting by a stockholder (x) who complies with the procedures set forth in this Section 1.5 and (y) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Section 1.5(a)(2) is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting, and (z) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be. The foregoing clause (iii) shall be the exclusive means for any stockholder to propose business to be brought before an annual meeting of the stockholders.

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(2) In addition to any other requirements under applicable law and the Corporation’s Articles of Incorporation, for a nomination for election to the Board of Directors or the proposal of business to be properly requested to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and any such proposed business, other than the nominations of persons for election to the Board of Directors, must constitute a proper matter for stockholder action pursuant to the Articles of Incorporation, these Bylaws, and applicable law.  To be timely, a stockholder’s notice must be received at the principal executive offices of the Corporation in accordance with Section 1.12 of these Bylaws (x) in the case of an annual meeting that is called for a date that is within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the meeting and (y) in the case of an annual meeting that is called for a date that is not within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual meeting or if no annual meeting was held in the immediately preceding year, not later than sixty (60) calendar days prior to the meeting or, if later, the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was communicated by the Corporation to stockholders or public announcement (as defined below) of the date of the meeting was made by the Corporation, whichever occurs first.  In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein.

To be in proper written form, such stockholder’s notice to the Secretary must be submitted in accordance with Section 1.12 of these Bylaws by a holder of record of stock entitled to vote on the nomination of directors of the Corporation and shall set forth in writing and describe in fair, accurate, and material detail (A) as to each person whom the stockholder proposes to nominate for election as a director (a “nominee”) (i) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) such nominee’s written consent to being named in the proxy statement and accompanying proxy card as a nominee and to serving as a director for a full term if elected, and (iii) a completed and signed questionnaire, representation and agreement required by Section 1.5(a)(3) below; (B) as to any other business that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), and (iii) any material interest of the stockholder and beneficial owner, if any, on whose behalf the proposal is made, in such business; and (C) as to such stockholder giving notice and the beneficial owner or owners, if different, on whose behalf the nomination or proposal is made, and any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner (each a “Proposing Person”) (i) the name and address, as they appear on the Corporation’s books, of such Proposing Person, (ii) the class or series and number of shares of the capital stock of the Corporation that are owned beneficially and of record by such Proposing Person, (iii) a description of all arrangements or understandings between such Proposing Person and any other person or persons (including their names) pursuant to which the proposals are to be made by such stockholder, (iv) a representation by each Proposing Person who is a holder of record of stock of the Corporation (A) that the notice the Proposing Person is giving to the Secretary is being given on behalf of (x) such holder of record and/or (y) if different than such holder of record, one or more beneficial owners of stock of the Corporation held of record by such holder of record, (B) as to each such beneficial owner, the number of shares held of record by such holder of record that are beneficially owned by such beneficial owner, with documentary evidence of such beneficial ownership, and (C) that such holder of record is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination set forth in its notice, (v) a representation (I) whether any such Proposing Person or nominee has received any financial assistance, funding or other consideration from any other person in respect of the nomination (and the details thereof) (a “Stockholder Associated Person”) and (II) whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Corporation within the past six (6) months by, or is in effect with respect to, such stockholder, any person to be nominated by such stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder, nominee or any such Stockholder Associated Person, (vi) a representation whether any Proposing Person intends or is part of a group that intends to (I) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding voting power required to approve or adopt the proposal or elect the nominee and/or (II) otherwise solicit proxies from stockholders in support of such proposal, (vii) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in support of such proposal pursuant to Section 14 of the Exchange Act, and any rules and regulations promulgated thereunder, and (viii) the information required to be included in a notice to the Corporation required by paragraph (b) of Rule 14a-19 promulgated under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing more than 50% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees. The foregoing notice requirements of this Section 1.5 shall not apply to any proposal made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act. A proposal to be made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act shall be deemed satisfied if the stockholder making such proposal complies with the provisions of Rule 14a-8 and has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (x) the eligibility of such proposed nominee to serve as a director of the Corporation and (y) whether the nominee would qualify as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation. The Corporation may also require any proposed nominee to submit to interviews with the Board of Directors or any committee thereof, and such proposed nominee shall make himself or herself available for any such interviews within ten (10) business days after such interviews have been requested by the Board of Directors or any committee thereof.

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(3) To be eligible to be a nominee for election as a director of the Corporation, the candidate for nomination must deliver to the Corporation (and, with respect to a nomination made by a stockholder pursuant to this Section 1.5, in accordance with the time periods prescribed for delivery of notice under this Section 1.5): (x) a completed written questionnaire (in the form provided by the Corporation upon written request) with respect to the background, qualifications, stock ownership and independence of such proposed nominee, and (y) a written representation and agreement (in the form provided by the Corporation upon written request) that such candidate for nomination (A) is not and, if elected as a director during his or her term in office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in such representation and agreement or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such proposed nominee’s nomination or service or action as a director that has not been disclosed to the Corporation in such representation and agreement, (C) would be in compliance, if elected as a director of the Corporation, and will comply with the Corporation’s code of business conduct and ethics, corporate governance guidelines, stock ownership and trading policies and guidelines, and any other policies or guidelines of the Corporation applicable to directors and in effect during such proposed nominee’s term in office as a director (and, if requested by or on behalf of any candidate for nomination, the secretary of the Corporation will provide to such candidate for nomination all such policies and guidelines then in effect), and (D) currently intends to serve as a director for the full term for which such person is standing for election.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote at such meeting who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in paragraph (a)(2) of this Section 1.5 is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the special meeting may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice meeting the requirements of paragraph (a)(2) of this Section 1.5 (substituting special meeting for annual meeting as applicable) shall be received by the Secretary at the principal executive offices of the Corporation in accordance with Section 1.12 of these Bylaws not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting; provided, however, that a stockholder may nominate persons for election at a special meeting only to such directorship(s) as specified in the Corporation’s notice of the meeting.  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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(c) Updating and Supplementing of Stockholder Information.  A stockholder providing notice of nominations of persons for election to the Board of Directors at an annual or special meeting of stockholders or notice of business proposed to be brought before an annual meeting of stockholders shall further update and supplement such notice so that the information provided or required to be provided in such notice pursuant to paragraph (a)(2) of this Section 1.5 shall be true and correct both as of the record date for the determination of stockholders entitled to notice of the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof, and such updated and supplemental information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (a) in the case of information that is required to be updated and supplemented to be true and correct as of the record date for the determination of stockholders entitled to notice of the meeting, not later than the later of five (5) business days after such record date or five (5) business days after the public announcement of such record date, and (b) in the case of information that is required to be updated and supplemented to be true and correct as of ten (10) business days before the meeting or any adjournment or postponement thereof, not later than eight (8) business days before the meeting or any adjournment or postponement thereof (or if not practicable to provide such updated and supplemental information not later than eight (8) business days before any adjournment or postponement, on the first practicable date before any such adjournment or postponement). For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 1.5(c) or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(d) General.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.5 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.5.  Further, notwithstanding the provisions of this Section 1.5, unless otherwise required by law, (x) a stockholder shall not solicit proxies in support of director nominees other than the Corporation’s nominees unless such stockholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, and (y) if any stockholder (A) provides notice of the information required by Rule 14a-19(b) promulgated under the Exchange Act and (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notice required with respect to such nomination(s) in a timely manner, then the nomination of each person nominated by such stockholder for election as a director shall be disregarded, notwithstanding that proxies or votes in respect to the election of the candidate for nomination may have been received by the Corporation (which proxies and votes shall be disregarded). Upon request by the Corporation, if any stockholder provides notice of the information required by Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act. Except as otherwise provided by law, the chair of the meeting shall have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.5 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(2)(C)(vi) of this Section 1.5) and (ii) if any proposed nomination or proposed business was not made or proposed in compliance with this Section 1.5, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

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(2) In addition, a stockholder or stockholders providing notice of a nomination pursuant to this Section 1.5 shall have no right to substitute or replace any proposed nominee unless such substitute or replacement is nominated in accordance with this Section 1.5 (including the timely provision of all information and certifications with respect to such substitute or replacement proposed nominee in accordance with the deadlines in this Section 1.5). If the Corporation provides notice to a stockholder that the number of proposed nominees proposed by such stockholder exceeds the number of directors to be elected at a meeting, the stockholder must provide written notice to the Corporation within five (5) business days stating the names of the proposed nominees that have been withdrawn so that the number of proposed nominees proposed by such stockholder no longer exceeds the number of directors to be elected at a meeting. If any individual who is nominated in accordance with this Section 1.5 becomes unwilling or unable to serve on the Board of Directors, then the nomination of such proposed nominee shall be disregarded, notwithstanding that proxies or votes in respect to the election of the proposed nominee may have been received by the Corporation. Further, notwithstanding the foregoing provisions of this Section 1.5, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present the nomination to the Board of Directors or to present the proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 1.5, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(3) For purposes of this Section 1.5, (i) ”public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act, and (ii) “business day” shall mean any day, other than Saturday, Sunday and any day on which banks located in the State of New York are authorized or obligated by applicable law to close.

(4) Notwithstanding the foregoing provisions of this Section 1.5, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.5; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 1.5, and compliance with this Section 1.5 shall be the exclusive means for a stockholder to make director nominations.  Nothing in this Section 1.5 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Corporation’s Articles of Incorporation.

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Section 1.6 Quorum.

Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Articles of Incorporation or these Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy, regardless of whether the proxy has authority to vote on any matter, in order to constitute a quorum for the transaction of any business. The chair of the meeting shall have the power and duty to determine whether a quorum is present at any meeting of the stockholders.  Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity.  In the absence of a quorum, the chair of the meeting may adjourn or postpone the meeting from time to time in the manner provided in Section 1.7 hereof until a quorum shall be present.

Section 1.7 Adjournment.

Any meeting of stockholders, annual or special, may be adjourned from time to time solely by the chair of the meeting because of the absence of a quorum or for any other reason and to reconvene at the same or some other time, date and place, if any, or by means of remote communication.  Notice need not be given of any such adjourned meeting if the time, date and place, if any, and the means of remote communications, if any, thereof are (a) announced at the meeting at which the adjournment is taken, (b) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication, (c) set forth in the notice of meeting given in accordance with this Article I or (d) provided in any other manner permitted by the Nevada Revised Statutes (the “NRS”).  The chair of the meeting shall have full power and authority to adjourn a stockholder meeting in his sole discretion even over stockholder opposition to such adjournment.  The stockholders present at a meeting shall not have the authority to adjourn the meeting. If the time, date and place, if any, thereof, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjournment is for less than sixty (60) calendar days, no notice need be given of any such adjourned meeting.  If the adjournment is for more than sixty (60) calendar days or if after the adjournment a new record date for determining stockholders entitled to vote at the adjourned meeting is fixed for the adjourned meeting, then notice shall be given to each stockholder entitled to vote at the meeting.  At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting.

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Section 1.8 Organization.

The Chair of the Board, or in his or her absence the Chief Executive Officer, or in their absence the President, or in their absence any Vice President, shall call to order meetings of stockholders and preside over and act as chairman of such meetings. The Board of Directors or, if the Board of Directors fails to act, the stockholders, may appoint any stockholder, director or officer of the Corporation to act as chair of any meeting in the absence of the Chair of the Board, the Chief Executive Officer, the President and all Vice Presidents. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chairman of the meeting and announced at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board of Directors, the chair of the meeting shall have the exclusive right and authority to determine the agenda and order of business and to prescribe other such rules, regulations and procedures and shall have the authority in his or her discretion to convene and regulate the conduct of any such meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:  (i) rules and procedures for maintaining order at the meeting and the safety of those present; (ii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (iv) limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

 The Secretary shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chair of the meeting may appoint any other person to act as secretary of the meeting.

Section 1.9 Postponement or Cancellation of Meeting.

Any previously scheduled annual or special meeting of the stockholders may be postponed, rescheduled or canceled by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

Section 1.10 Voting.

Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law, the Articles of Incorporation or these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

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Any stockholders directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use of the Board of Directors.

Section 1.11 Remote Communications.

For purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication (including any form of communication described in subsection 4 of NRS 78.320):

(a) participate in a meeting of stockholders; and

(b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrent with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Such participation in a meeting by such means shall constitute presence in person at such meeting.

Section 1.12 Delivery to the Corporation.

 Whenever this Article I requires one or more persons (including a record or beneficial owner of shares of the Corporation) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered to the principal executive offices of the Corporation exclusively by hand (including, without limitation, by overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered.

Article II
BOARD OF DIRECTORS

Section 2.1 Number and Term of Office.

Subject to any limitations set forth in the Articles of Incorporation and to any provision of the NRS relating to the powers or rights conferred upon or reserved to the stockholders or the holders of any class or series of the issued and outstanding stock of the Corporation, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors.  Subject to any rights of the holders of any series of preferred stock to elect additional directors, the Board of Directors shall be comprised of not less than three (3) members nor more than eleven (11) members, and the exact number will be fixed from time to time by the Board of Directors by resolution adopted by the affirmative vote of a majority of the members of the Board of Directors then in office.  Directors need not be stockholders of the Corporation.  The Board of Directors shall nominate the persons serving as Chair of the Board and Chief Executive Officer for election as directors at any meeting at which such persons are subject to election as directors.

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Section 2.2 Resignations.

Any director of the Corporation, or any member of any committee, may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chair of the Board, the Chief Executive Officer, or the President or Secretary.  Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.

Section 2.3 Removal of Directors.

Directors may be removed from office only in accordance with Section 5.3 of the Articles of Incorporation.

Section 2.4 Newly Created Directorships and Vacancies.

Subject to the rights of the holders of any series of preferred stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director.  Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director’s successor will have been elected and qualified or until such director’s earlier death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors will shorten the term of any incumbent director, except as may be provided in the terms of any series of preferred stock with respect to any additional director elected by the holders of such series of preferred stock.  If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder may call a special meeting of stockholders in the same manner that the Board of Directors may call such a meeting, and directors for the unexpired terms may be elected at such special meeting.

Section 2.5 Meetings.

Regular meetings of the Board of Directors shall be held on such dates and at such times and places, within or without the State of Nevada, as shall from time to time be determined by the Board of Directors, such determination to constitute the only notice of such regular meetings to which any director shall be entitled.  In the absence of any such determination, such meeting shall be held, upon notice to each director in accordance with Section 2.6 of this Article II, at such times and places, within or without the State of Nevada, as shall be designated in the notice of meeting.

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Special meetings of the Board of Directors shall be held at such times and places, if any, within or without the State of Nevada, as shall be designated in the notice of the meeting in accordance with Section 2.6 hereof.  Special meetings of the Board of Directors may be called by the Chair of the Board, and shall be called by the Chief Executive Officer, President or Secretary upon the written request of not less than 75% of the members of the Board of Directors then in office.

Section 2.6 Notice of Meetings.

The Secretary, or in his absence any other officer of the Corporation, shall give each director notice of the time and place of holding of any regular meetings (if required) or special meetings of the Board of Directors, in accordance with Section 5.4 of these Bylaws, by mail at least ten (10) calendar days before the meeting, or by courier service at least three (3) calendar days before the meeting, or by facsimile transmission, electronic mail or other electronic transmission, or personal service, in each case, at least twenty-four (24) hours before the meeting, unless notice is waived in accordance with Section 5.4 of these Bylaws.  Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

Section 2.7 Meetings by Conference Telephone or Other Communications.

Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of electronic communications, videoconferencing, teleconferencing or other available technology (including any form of communication described in subsection 3 of NRS 78.315) if the Corporation has implemented reasonable measures to: (a) verify the identity of each person participating through such means as a director or member of the governing body or committee, as the case may be; and (b) provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Such participation in a meeting by such means shall constitute presence in person at such meeting.

Section 2.8 Quorum and Organization of Meetings.

A majority of the total number of members of the Board of Directors then in office shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time, date and place, and the meeting may be held as adjourned without further notice or waiver.  Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting.  Meetings shall be presided over by the Chair of the Board or in his absence by such other person as the directors may select. The Board of Directors shall keep written minutes of its meetings. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

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The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace absent or disqualified members at any meeting of such committee. Unless the Board of Directors designates alternate members pursuant to the prior sentence, if a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board of Directors passed as aforesaid, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee shall have the power or authority of the Board of Directors in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the laws of the State of Nevada to be submitted to the stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Corporation.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless otherwise specified in the resolution of the Board of Directors designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep written minutes of its meetings. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

Section 2.9 Indemnification.

The Corporation will indemnify members of the Board of Directors and officers of the Corporation and their respective heirs, personal representatives and successors in interest for or on account of any action performed on behalf of the Corporation, to the fullest extent permitted by the laws of the State of Nevada and the Corporation’s Articles of Incorporation, as now or hereafter in effect.

Section 2.10 Indemnity Undertaking.

To the extent not prohibited by law, the Corporation shall indemnify any person who is or was, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a “Proceeding”), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprises (an “Other Entity”), against all judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees) reasonably incurred by such person in connection with such Proceeding. Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of this Section 2.10. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.

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Section 2.11 Advancement of Expenses.

The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys’ fees, incurred in connection with any Proceeding in advance of the final disposition of such Proceeding upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer or such person, to repay the amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to reimburse or advance expenses incurred by a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.

Section 2.12 Claims.

If a claim for indemnification or reimbursement or advancement of expenses under this Article II is not paid in full within sixty  (60) calendar days after a written claim therefor by the person seeking indemnification or reimbursement or advancement of expenses has been received by the Corporation, the person may file suit to recover the unpaid amount of such claim and, if successful, in whole or in part, shall be entitled to be paid the expense (including attorneys’ fees) of prosecuting such claim to the fullest extent permitted by Nevada law.  In any such action the Corporation shall have the burden of proving that the person seeking indemnification or reimbursement or advancement of expenses is not entitled to the requested indemnification, reimbursement or advancement of expenses under applicable law.

Section 2.13 Amendment, Modification or Repeal.

Any amendment, modification or repeal of the foregoing provisions of this Article II shall not adversely affect any right or protection hereunder of any person entitled to indemnification under Section 2.9 hereof in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 2.14 Executive Committee of the Board of Directors.

The Board of Directors, by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, may designate an executive committee, all of whose members shall be directors, to manage and operate the affairs of the Corporation or particular properties or enterprises of the Corporation. Subject to the limitations of the law of the State of Nevada, the Articles of Incorporation and Section 2.8 hereof, such executive committee shall exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Corporation including, but not limited to, the power and authority to authorize the issuance of shares of common or preferred stock. The executive committee shall keep written minutes of its meetings and report to the Board of Directors not less often than quarterly on its activities and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to it. Regular meetings of the executive committee, of which no notice shall be necessary, shall be held at such time, dates and places, if any, as shall be fixed by resolution adopted by the executive committee. Special meetings of the executive committee shall be called at the request of the Chief Executive Officer or of any member of the executive committee, and shall be held upon such notice as is required by these Bylaws for special meetings of the Board of Directors, provided that oral notice by telephone or otherwise, or notice by electronic transmission shall be sufficient if received not later than the day immediately preceding the day of the meeting.

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Section 2.15 Other Committees of the Board of Directors.

The Board of Directors may by resolution establish committees other than an executive committee and shall specify with particularity the powers and duties of any such committee.  Subject to the limitations of the laws of the State of Nevada, the Articles of Incorporation and Section 2.8 hereof, any such committee shall exercise all powers and authority specifically granted to it by the Board of Directors, which powers may include the authority to authorize the issuance of shares of common or preferred stock. Such committees shall serve at the pleasure of the Board of Directors, keep written minutes of their meetings and have such names as the Board of Directors by resolution may determine. Each committee acts under the power delegated to it by the Board of Directors and must exercise its respective powers in good faith and with a view to the interests of the Corporation.

Section 2.16 Directors’ Compensation.

Directors shall receive such compensation for attendance at any meetings of the Board of Directors and any expenses incidental to the performance of their duties as the Board of Directors shall determine by resolution.  Such compensation may be in addition to any compensation received by the members of the Board of Directors in any other capacity.

Section 2.17 Action Without Meeting.

Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board of Directors to take any action required or permitted to be taken by them without a meeting in accordance with Section 78.315 of the NRS; provided, however, that if such action is taken without a meeting by written consent, a director may use a form of electronic signature for such written consent authorized by the Nevada Uniform Electronic Transactions Act – Sections 719.010 through 719.360 of the NRS, as the same may be amended from time to time.

Section 2.18 Chairman of the Board of Directors.

The Board of Directors shall elect a Chairman of the Board of Directors (the “Chairman of the Board”) from among the members of the Board of Directors. The Chair of the Board shall preside at all meetings of the stockholders and of the Board of Directors, at which he is present, and perform such other duties and exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

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Article III
OFFICERS

Section 3.1 Executive Officers.

The Board of Directors shall elect from its own number, a Chief Executive Officer and a President.  The Board of Directors may also elect such Vice Presidents as in the opinion of the Board of Directors the business of the Corporation requires, a Treasurer and a Secretary, any of whom may or may not be directors.  The Board of Directors may also elect, from time to time, such other or additional officers as in its opinion are desirable for the conduct of business of the Corporation and such officers shall hold office at the pleasure of the Board of Directors.

Section 3.2 Powers and Duties of Officers.

The Chief Executive Officer shall, subject to the authority of the Board of Directors, have overall responsibility for the management and direction of the business and affairs of the Corporation and shall exercise such duties as customarily pertain to the office of chief executive officer and such other duties as may be prescribed from time to time by the Board of Directors. The Chief Executive Officer shall be the senior officer of the Corporation and in case of the inability or failure of the President to perform his or her duties, the Chief Executive Officer shall perform the duties of the President.  In the absence or disability of the Chair of the Board, the Chief Executive Officer, or in their absence, another member of the Board of Directors, shall perform the duties and exercise the powers of the Chair of the Board.  The Chief Executive Officer may appoint and terminate the appointment or election of officers, agents or employees other than those appointed or elected by the Board of Directors.  The Chief Executive Officer may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations.  The Chief Executive Officer shall perform such other duties as may be prescribed from time to time by the Board of Directors or these Bylaws.

The President of the Corporation shall be under the direction of the Chief Executive Officer and shall exercise such powers and duties as may be delegated by the Chief Executive Officer and such other duties as may be prescribed from time to time by the Board of Directors or assigned to him or her by these Bylaws. The President may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations.

Vice Presidents shall have such powers and perform such duties as may be assigned to them by the Chief Executive Officer, the President, the executive committee, if any, or the Board of Directors. A Vice President may sign and execute contracts and other obligations pertaining to the regular course of his or her duties which implement policies established by the Board of Directors.

Unless the Board of Directors otherwise declares by resolution, the Treasurer shall have general custody of all the funds and securities of the Corporation and general supervision of the collection and disbursement of funds of the Corporation. The Treasurer shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors may designate. The Treasurer may sign, with the Chief Executive Officer, President or such other person or persons as may be designated for the purpose by the Board of Directors, all bills of exchange or promissory notes of the Corporation.  The Treasurer shall enter or cause to be entered regularly in the books of the Corporation a full and accurate account of all moneys received and paid by him or her on account of the Corporation, shall at all reasonable times exhibit his or her books and accounts to any director of the Corporation upon application at the office of the Corporation during business hours and, whenever required by the Board of Directors, the Chief Executive Officer, or the President, shall render a statement of his or her accounts. The Treasurer shall perform such other duties as may be prescribed from time to time by the Board of Directors or by these Bylaws. The Treasurer may be required to give bond for the faithful performance of his or her duties in such sum and with such surety as shall be approved by the Board of Directors. Any Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

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The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors. The Secretary shall cause notice to be given of meetings of stockholders, of the Board of Directors, and of any committee appointed by the Board of Directors. The Secretary shall have custody of the corporate seal, minutes and records relating to the conduct and acts of the stockholders and Board of Directors, which shall, at all reasonable times, be open to the examination of any director. The Secretary or any Assistant Secretary may certify the record of proceedings of the meetings of the stockholders or of the Board of Directors or resolutions adopted at such meetings, may sign or attest certificates, statements or reports required to be filed with governmental bodies or officials, may sign acknowledgments of instruments, may give notices of meetings and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 3.3 Bank Accounts.

In addition to such bank accounts as may be authorized in the usual manner by resolution of the Board of Directors, the Treasurer, with approval of the Chief Executive Officer or the President, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he or she may deem necessary or appropriate, provided payments from such bank accounts are to be made upon and according to the check of the Corporation, which may be signed jointly or singularly by either the manual or facsimile signature or signatures of such officers or bonded employees of the Corporation as shall be specified in the written instructions of the Treasurer or Assistant Treasurer of the Corporation with the approval of the Chief Executive Officer or the President of the Corporation.

Section 3.4 Proxies; Stock Transfers.

Unless otherwise provided in the Articles of Incorporation or directed by the Board of Directors, the Chief Executive Officer or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to attend and to vote upon all matters and resolutions at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, whether regular or special, and at all adjournments thereof, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock, with full power of substitution or revocation. Unless otherwise provided in the Articles of Incorporation or directed by the Board of Directors, the Chief Executive Officer or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to transfer, sell or dispose of stock of any corporation in which this Corporation may hold stock.

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Article IV
CAPITAL STOCK

Section 4.1 Shares.

Unless specified in the resolution of the Board of Directors approving an issuance of shares that the shares of the Corporation being issued in connection therewith shall be certificated, the shares of the Corporation shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock or otherwise uncertificated in accordance with Nevada law.  Certificates (if any) shall be signed by the Chief Executive Officer or the President and by the Secretary or the Treasurer, and sealed with the seal of the Corporation.  Such seal may be a facsimile, engraved or printed.  Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation, or the registrar or transfer agent with respect to such shares, shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 78.235 or 78.242 of the NRS. At least annually thereafter, the Corporation, or the transfer agent of such stock, shall provide to stockholders of record a written confirmation of such information as may be required by NRS 78.235. Each stockholder of record of uncertificated shares, by acceptance of uncertificated shares, consents to receipt of such information statements by electronic communication at the address for electronic mail or other mode of electronic communications, if any, as may be on the records of the Corporation or its registrar, or, if no such address is provided, such stockholder undertakes to create an account on the registrar’s online site for stockholders and consents to receipt of such information by that means of communication.

Any of or all the signatures on a certificate may be facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar had not ceased to hold such position at the time of its issuance.

Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

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Section 4.2 Transfer of Shares.

(a) Upon surrender to the Corporation or the transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.  Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled, and the issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

(b) The stockholder of record is the person whose name appears on the stock ledger of the Corporation as the owner of record of shares of any class or series of the stock of the Corporation, and the term does not include a beneficial owner of shares who is not simultaneously the owner of record of such shares as indicated in the stock ledger. The stockholder of record shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

Section 4.3 Lost Certificates.

The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates or uncertificated shares representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation and the transfer agent against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificates or uncertificated shares, and such requirement may be general or confined to specific instances.

Section 4.4 Transfer Agent and Registrar.

The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates for shares to bear the manual or facsimile signature or signatures of any of them. The transfer agent and registrar may be the same person or entity.

Section 4.5 Regulations.

 The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation and replacement of certificates representing stock of the Corporation or uncertificated shares, which rules and regulations shall comply in all respects with the rules and regulations of the transfer agent.

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Article V
GENERAL PROVISIONS

Section 5.1 Offices.

The Corporation shall maintain a registered office in the State of Nevada as required by the laws of the State of Nevada.  The Corporation may also have offices in such other places, either within or without the State of Nevada, as the Board of Directors may from time to time designate or as the business of the Corporation may require.

Section 5.2 Corporate Seal.

The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words “Corporate Seal” and “Nevada.”

Section 5.3 Fiscal Year.

The fiscal year of the Corporation shall be the calendar year, unless otherwise determined by resolution of the Board of Directors.

Section 5.4 Notices and Waivers Thereof.

Whenever any notice is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws to be given by the Corporation to any stockholder, director or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, or, in the case of directors or officers, or stockholders who consent thereto, by electronic transmission in accordance with applicable law.  Any notice given by electronic transmission shall be deemed to have been given when it shall have been transmitted and any notice given by mail shall be deemed to have been given when deposited in the United States mail with postage thereon prepaid directed to such stockholder, director, or officer, as the case may be, at such stockholder’s, director’s, or officer’s, as the case may be, address as it appears in the records of the Corporation.  An affidavit of the Secretary or Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Whenever any notice is required to be given by law, the Articles of Incorporation, or these Bylaws to the person entitled to such notice, a waiver thereof, in writing signed by the person, or by electronic transmission, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law.  If such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the person waiving notice.  In addition, notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any director if such director shall sign the minutes of such meeting or attend the meeting, except that if such director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, then such director shall not be deemed to have waived notice of such meeting.

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Section 5.5 Saving Clause.

These Bylaws are subject to the provisions of the Articles of Incorporation and applicable law.  In the event any provision of these Bylaws is inconsistent with the Articles of Incorporation or the corporate laws of the State of Nevada, such provision shall be invalid to the extent only of such conflict, and such conflict shall not affect the validity of any other provision of these Bylaws.

Section 5.6 Amendments.

In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws of this Corporation in accordance with Article V, Section F of the Articles of Incorporation.

Subject to the rights of the holders of any series of preferred stock, these Bylaws may be adopted, amended or repealed by the affirmative vote of the holders of a majority of the total voting power of the then outstanding capital stock of the Corporation entitled to vote thereon; provided, however, that this paragraph shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws by the Board of Directors in accordance with the preceding paragraph.

Section 5.7 Gender/Number.

As used in these Bylaws, the masculine, feminine, or neuter gender, and the singular and plural number, shall include the other whenever the context so indicates.

Section 5.8 Electronic Transmission.

For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such recipient through an automated process.

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Annex D – The Equity Plan Amendment of Arrive AI Inc.

EQUITY PLAN AMENDMENT

Resolution 95 and Written Consent September 4, 2026

FIRST AMENDMENT ARRIVE AI INC.

2023 EQUITY INCENTIVE PLAN

(formerly known as the DRONEDEK Corporation 2023 Equity Incentive Plan)

(adopted April 27, 2023 and amended November 6, 2025)

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ARTICLE XIII	RECAPITALIZATION OR REORGANIZATION		17

	Section 13.1	Adjustments Upon Changes in Common Stock	17
	Section 13.2	Powers Not Affected	17
	Section 13.3	No Adjustment for Certain Awards	17

ARTICLE XIV	EFFECT OF A CHANGE IN CONTROL		18

ARTICLE XV	SECURITIES LAWS		18

	Section 15.1	Securities Law Compliance	18
	Section 15.2	Rule 16b-3	18
	Section 15.3	No Obligation to Register Common Stock	18

ARTICLE XVI	RESTRICTIONS ON TRANSFER/OTHER PROVISIONS		19

	Section 16.1	General	19
	Section 16.2	Other Agreements	19
	Section 16.3	Lock-Up Agreement	19
	Section 16.4	Clawback; Forfeiture	19

ARTICLE XVII	AMENDMENT AND TERMINATION		20

	Section 17.1	Amendment of the Plan	20
	Section 17.2	Contemplated Amendments	20
	Section 17.3	No Impairment of Rights	20
	Section 17.4	Amendment of Awards	20
	Section 17.5	Termination of Plan	20

ARTICLE XVIII	MISCELLANEOUS		21

	Section 18.1	No Right to Award	21
	Section 18.2	No Rights Conferred	21
	Section 18.3	Other Laws	21
	Section 18.4	No Fractional Shares	21
	Section 18.5	Withholding Obligations	21
	Section 18.6	No Restriction on Corporate Action	22
	Section 18.7	Beneficiary Designations	21
	Section 18.8	Other Provisions	21
	Section 18.9	Section 409A of the Code	21
	Section 18.10	Other Plans	22
	Section 18.11	Limits of Liability	23
	Section 18.12	Governing Law	23
	Section 18.13	Severability	23
	Section 18.14	Non-Uniform Treatment	23
	Section 18.15	No Funding	23
	Section 18.16	Headings	23
	Section 18.17	Terms of Award Agreements	23
	Section 18.18	Expenses	23
	Section 18.19	Sub-plans	23

ii

ARRIVE AI INC.

2023 EQUITY INCENTIVE PLAN

(formerly known as the DRONEDEK Corporation 2023 Equity Incentive Plan)

(adopted April 27, 2023 and amended November 6, 2025)

ARTICLE I

PURPOSE

The purpose of this Arrive AI Inc. 2023 Equity Incentive Plan (formerly known as the DRONEDEK Corporation 2023 Equity Incentive Plan) (the “Plan”) is to benefit the shareholders of Arrive AI Inc., a Delaware corporation (formerly known as DRONEDEK Corporation and Arrive Technology Inc.) (the “Company”), by assisting the Company and its Affiliates to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s shareholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular employee, director or consultant as provided herein.

ARTICLE II

DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation or other entity that, directly or indirectly, is in control of, is controlled by, or is under common control with, the Company.

“Award” shall mean any right granted under the Plan, including any Distribution Equivalent Right, Option, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean, unless the applicable Award Agreement provides otherwise:

(a) With respect to an Employee or Consultant, (i) if the Employee or Consultant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of Cause, the definition contained therein, or (ii) if no such agreement exists, or if such agreement does not define Cause: (A) failure to perform such duties as are reasonably requested by the Board, (B) material breach of any agreement with the Company or an Affiliate, or a material violation of the Company’s or an Affiliate’s code of conduct or other written policy, (C) commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (D) use of illegal drugs or abuse of alcohol that materially impairs the Participant’s ability to perform his or her duties to the Company or an Affiliate, or (E) gross negligence or willful misconduct with respect to the Company or an Affiliate.

(b) With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (i) malfeasance in office, (ii) gross misconduct or neglect, (iii) false or fraudulent misrepresentation inducing the Director’s appointment, (iv) willful conversion of corporate funds, or (v) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant’s termination of employment or service is for Cause.

“Change in Control” shall mean, unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in the Award Agreement:

(a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b) One Person (or more than one Person acting as a group) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of the Company;

(c) A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of appointment or election; or

(d) One Person (or more than one Person acting as a group), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

Notwithstanding the foregoing, a Change in Control shall not include a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited liability company or creating a holding company or any transaction that the Board determines is not a Change in Control for purposes of the Plan. Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulation under such section.

“Committee” shall mean a committee of Directors designated by the Board to administer the Plan or, if no such committee is appointed, the Board.

“Common Stock” shall mean the common stock, par value $0.0002 per share, of the Company.

“Company” shall mean Arrive AI Inc., a Delaware corporation, and any successor thereto.

“Consultant” shall mean any individual non-Employee advisor to the Company or an Affiliate who has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Detrimental Activity” shall mean any of the following: (i) unauthorized disclosure of any confidential or proprietary information of the Company or any of its Affiliates; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Company or any of its Affiliates for Cause; (iii) the breach of any non-competition, non-solicitation, non-disparagement or other agreement containing restrictive covenants, with the Company or its Affiliates; (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion; or (v) any other conduct or act determined to be materially injurious, detrimental or prejudicial to any interest of the Company or any of its Affiliates, as determined by the Committee in its sole discretion.

“Director” shall mean a member of the Board.

“Disability” shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Effective Date” shall have the meaning set forth in Article III.

“Employee” shall mean any individual, including an officer, who is employed by the Company or an Affiliate; provided, however, that for purposes of determining eligibility to receive an Incentive Stock Option, an Employee shall mean an employee of the Company or a “parent corporation” or “subsidiary corporation,” each within the meaning of Section 424(f) of the Code.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any regulation under such section.

“Exercise Price” shall mean the price at which one share of Common Stock may be purchased upon the exercise of an Option.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Section 409A or 422 of the Code, as of any specified date, the closing sales price per share of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) as reported in The Wall Street Journal or a comparable reporting service. If the Common Stock is not listed on a national securities exchange, but is quoted on the OTC Markets OTC Link, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of Common Stock for such date. If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Committee in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement) taking into consideration all factors which it deems appropriate, including, without limitation, Sections 409A or 422 of the Code. The Fair Market Value of property other than Common Stock shall be determined by the Committee in good faith by any fair and reasonable means taking into consideration all factors which it deems appropriate, including, without limitation, Sections 409A or 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee of the Participant), a trust in which such persons have more than 50% of the beneficial interest, a foundation in which such persons (or the Participant) control the management of assets and any other entity in which such persons (or the Participant) own more than 50% of the voting interests; provided that, unless otherwise determined by the Committee, no person shall be a Family Member unless (i) the Committee has been furnished with written notice of the proposed transfer to the Family Member and a copy of any evidence the Committee deems necessary to establish the validity of the transfer, (ii) the Family Member acknowledges and accepts in writing the terms and conditions of the Plan and the applicable Award Agreement, and (iii) if applicable, the Family Member executes, and becomes a party to, any agreement required by the Committee pursuant to Section 16.2 or Section 16.3.

“Good Reason” shall mean, unless the applicable Award Agreement provides otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity (other than a general reduction in base salary or bonus opportunity, as the case may be, that affects all similarly situated Participants in substantially the same proportions); or (iii) a geographic relocation of the Participant’s principal place of employment or service by more than 50 miles.

“Grant Date” shall mean the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” shall mean an Option which is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Non-Qualified Stock Option” shall mean an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Option” shall mean an Award of a right to purchase shares of Common Stock, granted under Article VII, which includes both an Incentive Stock Option and a Non-Qualified Stock Option.

“Participant” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Performance Goals” shall mean, for a Performance Period, one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Unit Award.

“Performance Unit” shall mean a Unit awarded to a Participant pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award of Units under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Participant, based on the number of Units awarded to the Participant, granted under Article XI.

“Person” shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

“Plan” shall mean this Arrive AI Inc. 2023 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” shall mean an Award of shares of Common Stock, the transferability of which by the Participant shall be subject to Restrictions, granted under Article VIII.

“Restricted Stock Unit Award” shall mean an Award of Units under which, upon the satisfaction of predetermined individual service-related vesting requirements, a payment in cash or shares of Common Stock shall be made to the Participant, based on the number of Units awarded to the Participant granted under Article X.

“Restriction Period” shall mean the period of time for which Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in an Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Securities Act” shall mean the Securities Act of 1933, as amended. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any regulation under such section.

“Stock Appreciation Right” or “SAR” shall mean an Award of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise, granted under Article XIII.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the Common Stock under the related Option, all as set forth in Section 13.2.

“Ten Percent Shareholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any “parent corporation” or “subsidiary corporation” thereof (each as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in the Award Agreement for each Performance Unit Award, or represents one (1) share of Common Stock for purposes of each Restricted Stock Unit Award.

“Unrestricted Stock Award” shall mean an Award of shares of Common Stock which is not subject to Restrictions, granted under Article IX.

ARTICLE III

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date on which the Plan is adopted by the Board (the “Effective Date”). If the shareholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options.

ARTICLE IV

ADMINISTRATION

Section 4.1. Authority of the Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the provisions of the Plan, the Committee’s charter, and applicable law, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority to:

(a) construe and interpret the Plan and apply its provisions;

(b) promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) delegate its authority to one or more officers of the Company;

(e) determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) determine the number of shares of Common Stock to be made subject to each Award;

(h) determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

(i) prescribe the terms and conditions of each Award, including, without limitation, the Exercise Price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k) determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l) make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n) exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

Section 4.2. Acquisitions and Other Transactions. The Committee may, from time to time, assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the award assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such assumed award shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant. The Committee may also grant Awards under the Plan in settlement of or in substitution for outstanding awards or obligations to grant future awards in connection with the Company or an Affiliate acquiring another entity, an interest in another entity, or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction.

Section 4.3. Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

Section 4.4. Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

Section 4.5. Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Directors appointed to the Committee from time to time by the Board.

Section 4.6. Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

ARTICLE V

SHARES SUBJECT TO THE PLAN

Section 5.1. Shares Subject to the Plan. Subject to adjustment in accordance with Article XIV, a total of 10,000,000 shares of Common Stock shall be available in the “pool” for the grant of Awards under the Plan, all of which may be granted as Incentive Stock Options excepted as restricted to the terms by the IRS for options requiring yearly approvals by the Board of Directors.1 During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the Participant’s rights terminate, any shares of Common Stock subject to such Award shall again be available for the grant of a new Award. Notwithstanding anything to the contrary contained herein, shares of Common Stock subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (i) tendered in payment of the exercise price of an Option, or (ii) delivered to or withheld by the Company to satisfy any tax withholding obligation. If the Committee authorizes the assumption of awards pursuant to Section 4.2, the assumption will reduce the number of shares of Common Stock available for issuance under the Plan in the same manner as if the assumed awards had been granted under the Plan. An Evergreen increase of the pool of up to four per cent (4%) per year of total market shares issued up to ten (10) years subject to the above mentioned annual Board of Directors approval

Section 5.2. Common Stock Offered. Shares of Common Stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

Section 5.3. Limitations on Awards for Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan, the aggregate Fair Market Value of equity-based Awards (such value computed as of the Grant Date in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee Director during any calendar year shall not exceed $200,000 without Board approval.

ARTICLE VI

ELIGIBILITY FOR AWARDS

The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of this Article VI. Awards made under the Plan may be granted solely to persons who, at the time of grant, are Employees, Directors or Consultants (or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended). An eligible person must be a natural person and may only be granted an Award in connection with the provision of services to the Company or an Affiliate not related to capital raising or promoting or maintaining a market for shares of Common Stock. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include a Non-Qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

1 Please refer to Exhibit A attached hereto for a schedule of the initial share reserve and any subsequent increases in the share reserve.

ARTICLE VII

OPTIONS

Section 7.1. Option Period. The term of each Option shall be as specified in the Award Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of 10 years from the Grant Date.

Section 7.2. Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Award Agreement.

Section 7.3. Special Limitations on Incentive Share Options. To the extent that the aggregate Fair Market Value (determined as of the Grant Date of the respective Incentive Stock Option) of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any “parent corporation” or “subsidiary corporation” thereof (both as defined in Section 424 of the Code) exceeds $100,000 (or such other individual limit as may be in effect under the Code on the Grant Date), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as a Non-Qualified Stock Option. Incentive Stock Options shall be granted to Employees only. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Participant, will not constitute Incentive Stock Options because of such limitation, and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Shareholder, unless (i) at the time such Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of a share of Common Stock subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the Grant Date. No Incentive Stock Option shall be granted more than 10 years from the earlier of (x) the date on which the Plan is adopted by the Board, or (y) the date on which the Plan is approved by the Company’s shareholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Participant that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4. Award Agreements for Options. Each Option shall be evidenced by an Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Award Agreement may provide for the payment of the Exercise Price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Participant for at least six months and having a Fair Market Value equal to such Exercise Price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Award Agreement shall specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, an Award Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (i) establishing procedures whereby the Participant, by a properly executed written notice, directs (A) an immediate market sale or margin loan as to all or a part of the shares of Common Stock to which the Participant is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Participant of the Exercise Price, (B) the delivery of the shares of Common Stock from the Company directly to a brokerage firm, and (C) the delivery of the Exercise Price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (ii) reducing the number of shares of Common Stock to be issued upon exercise of the Option by the number of such shares having an aggregate Fair Market Value equal to the Exercise Price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Award Agreement may also include provisions relating to (x) subject to the provisions hereof, accelerated vesting of Options, including, but not limited to, upon the occurrence of a Change in Control, (y) tax matters (including provisions covering any applicable withholding requirements), and (z) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall, in its sole discretion, determine. The terms and conditions of the respective Award Agreements need not be identical.

Section 7.5. Exercise Price and Payment. The Exercise Price of an Option shall be determined by the Committee and shall not be less than the Fair Market Value of a share of Common Stock on the Grant Date of such Option; provided, however, that such Exercise Price as determined by the Committee shall be subject to adjustment as provided in Article XIII. The Exercise Price or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Award Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option, as provided in Section 7.4(ii). To the extent that the Company issues certificates evidencing shares of Common Stock, separate certificates shall be issued for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

Section 7.6. Shareholder Rights and Privileges. A Participant who holds an Option shall be entitled to all the privileges and rights of a shareholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which the Company has recorded the Participant as the beneficial owner thereof on its books and records.

Section 7.7. Options in Substitution for Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock or stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate. Notwithstanding Section 7.5, the Committee may designate an Exercise Price below Fair Market Value on the Grant Date if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate, provided that such Exercise Price complies with the applicable requirements of Section 409A or 424 of the Code.

Section 7.8. Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of members of the Board, or (ii) as a result of any Change in Control or any adjustment as provided in Article XIII, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price under any outstanding Option or the Base Value under any outstanding Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

Section 7.9. Disqualifying Dispositions. Any Participant who makes a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately notify the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

ARTICLE VIII

RESTRICTED STOCK AWARDS

Section 8.1. Restriction Period. At the time a Restricted Stock Award is granted, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2. Other Terms and Conditions. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be recorded in the Company’s books and records in the name of the Participant of such Restricted Stock Award. If provided for under the Award Agreement for the Restricted Stock Award, the Participant shall have the right to vote shares of Common Stock subject thereto and to enjoy all other shareholder rights, including the entitlement to receive dividends on the shares of Common Stock during the Restriction Period, except that (i) the Participant shall not be entitled to delivery of a share certificate (if any) until the Restriction Period shall have expired, (ii) the Company shall retain custody of such share certificate (if any) during the Restriction Period (with a share power endorsed by the Participant in blank), (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Award Agreement for the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Award, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall be set forth in an Award Agreement for the Restricted Stock Award made in conjunction with the Award. Such Award Agreement for the Restricted Stock Award may also include provisions relating to (x) subject to the provisions hereof, accelerated vesting of Awards, including, but not limited to, accelerated vesting upon the occurrence of a Change in Control, (y) tax matters (including provisions covering any applicable withholding requirements), and (z) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall, in its sole discretion, determine. The terms and conditions of the respective Award Agreements for Restricted Stock Awards need not be identical.

Section 8.3. Payment for Restricted Stock. The Committee shall determine the amount and form of payment (if any) from a Participant for shares of Common Stock received pursuant to a Restricted Stock Award; provided, however, that in the absence of such a determination, a Participant shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by applicable law.

Section 8.4. Award Agreements for Restricted Stock Awards. At the time any Award is granted under this Article VIII, the Company and the Participant shall enter into an Award Agreement setting forth each of the matters contemplated hereby and such other provisions as the Committee may determine to be appropriate.

ARTICLE IX

UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Award Agreement for an Unrestricted Stock Award, a Participant may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X

RESTRICTED STOCK UNIT AWARDS

Section 10.1. Terms and Conditions. The Committee shall set forth in the applicable Award Agreement for a Restricted Stock Unit Award the individual service-based vesting requirement which the Participant would be required to satisfy before the Participant would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Participant. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Award, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period. The terms and conditions of the respective Award Agreements for Restricted Stock Unit Awards need not be identical.

Section 10.2. Payments. A Participant holding a Restricted Stock Unit Award shall be entitled to receive either a cash payment equal to the Fair Market Value of one share of Common Stock or one share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Award Agreement for the Restricted Stock Unit Award, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Participant satisfies the applicable vesting requirement.

Section 10.3. Dividend Equivalents. To the extent provided in an Award Agreement, a Participant holding a Restricted Stock Unit Award shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as provided by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable to the Participant upon the release of restrictions on such Restricted Stock Units, and if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

ARTICLE XI

PERFORMANCE UNIT AWARDS

Section 11.1. Terms and Conditions. The Committee shall set forth in the applicable Award Agreement for a Performance Unit Award the Performance Goals (and the Performance Period to which such Performance Goals shall apply) which the Participant and/or the Company would be required to satisfy before the Participant would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Participant and the dollar value assigned to each such Unit. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable Performance Period. The terms and conditions of the respective Award Agreements for Performance Unit Awards need not be identical.

Section 11.2. Payments. A Participant holding a Performance Unit Award shall be entitled to receive a cash payment equal to the dollar value or number of shares of Common Stock assigned to such Unit under the applicable Award Agreement for the Performance Unit Award if the Participant and/or the Company satisfy (or partially satisfy, if applicable under the applicable Award Agreement for the Performance Unit Award) the Performance Goals set forth in such Award Agreement for the Performance Unit Award.

ARTICLE XII

STOCK APPRECIATION RIGHTS

Section 12.1. Terms and Conditions. The Committee shall set forth in the applicable Award Agreement for a Stock Appreciation Right Award the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation Right which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of Common Stock on the Grant Date of the Stock Appreciation Right (unless granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate), (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of 10 years from the Grant Date, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of all or a portion of a Stock Appreciation Right, the Participant shall receive a payment from the Company, either in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined, in the sole discretion of the Committee, equal to the product of:

(a) The excess of (i) the Fair Market Value of a share of Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 12.2. Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a) The Base Value shall be equal to or greater than the Exercise Price under the related Option;

(b) The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Participant of the Participant’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c) The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d) The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than 100% of the difference between the Exercise Price under the related Option and the Fair Market Value of a share of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(e) The Tandem Stock Appreciation Right may be exercised only when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the Exercise Price under the related Option.

ARTICLE XIII

RECAPITALIZATION OR REORGANIZATION

Section 13.1. Adjustments Upon Changes in Common Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the Exercise Price of Options, the Base Value of Stock Appreciation Rights, and the maximum number of shares of Common Stock subject to Awards stated in Section 5.1 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 13.1, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 13.1 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-Qualified Stock Options, ensure that any adjustments under this Section 13.1 will not constitute a modification of such Non-Qualified Stock Options within the meaning of Section 409A of the Code.

Section 13.2. Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 13.3. No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share of Common Stock, if applicable.

ARTICLE XIV

EFFECT OF A CHANGE IN CONTROL

Section 14.1. In the event of a Change in Control, the Committee may, but shall not be obligated to (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any Award, (ii) cancel Awards and cause to be paid to the holders of vested Awards the value of such Awards, if any, as determined by the Committee, in its sole discretion, it being understood that in the case of any Option with an Exercise Price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control or any Stock Appreciation Right with a Base Value that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right, as applicable, without the payment of consideration therefor, (iii) provide for the issuance of substitute Awards or the assumption or replacement of such Awards, or (iv) provide written notice to Participants that for a reasonable period prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any Awards not so exercised shall terminate and be of no further force and effect.

Section 14.2. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

ARTICLE XV

SECURITIES LAWS

Section 15.1. Securities Law Compliance. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. Certificates (if any) representing shares of Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.

Section 15.2. Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 15.3. No Obligation to Register Common Stock. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, the Company is under no obligation to register offers or sales of shares of Common Stock under the Securities Act.

ARTICLE XVI

RESTRICTIONS ON TRANSFER/OTHER PROVISIONS

Section 16.1. General. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Participant except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, in the sole discretion of the Committee, by gift to any Family Member of the Participant. An Award may be exercisable during the lifetime of the Participant only by such Participant or by the Participant’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Participant, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Participant shall continue to be subject to the tax withholding obligations set forth in Section 18.5 and in the Award Agreement.

Section 16.2. Other Agreements. In connection with the grant, vesting and/or exercise of any Award under the Plan, the Committee may require a Participant to execute such other agreements that the Committee, in its discretion, may require as a condition of such grant, vesting and/or exercise. Such agreements may set forth certain restrictions on the transferability of the shares of Common Stock, including a right of first refusal of the Company with respect to such shares, the right of the Company to re-purchase shares of Common Stock after a Participant’s termination of employment, and drag-along rights of the Company and certain investors and such other terms as the Board or Committee shall from time to time establish.

Section 16.3. Lock-Up Agreement. In the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of Common Stock, the Company (or a representative of the underwriters) may require that a Participant not sell or otherwise transfer or dispose of any shares of Common Stock during such period (not to exceed 180 days) following the effective date of the registration statement. The Company may impose stop-transfer instructions with respect to securities subject to these restrictions until the end of such period.

Section 16.4. Clawback; Forfeiture. Notwithstanding anything to the contrary contained herein, the Committee may, in its sole discretion, cancel an Award if the Participant has engaged in or engages in any Detrimental Activity. In addition, (i) if the Participant has engaged in or engages in Detrimental Activity, the Participant will forfeit any gain realized on the vesting, exercise or settlement of any Award, and must repay the gain to the Company, and (ii) if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company, in each case as determined by the Committee in its sole discretion. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

ARTICLE XVII

AMENDMENT AND TERMINATION

Section 17.1. Amendment of the Plan. The Board may, at any time and from time to time, amend or modify the Plan. However, except as provided in Section 13.1 (relating to adjustments upon changes in Common Stock) and Section 17.2, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

Section 17.2. Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect that the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

Section 17.3. No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

Section 17.4. Amendment of Awards. The Committee may, at any time and from time to time, amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless the Participant consents in writing.

Section 17.5. Termination of Plan. The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVII, until the 10th anniversary of the earlier of (i) the date on which it is adopted by the Board, or (ii) the date on which the Board approved the most recent increase in the number of shares of Common Stock reserved under Section 5.1 that was also approved by the Company’s shareholders (in either case, except as to Awards outstanding on such date). The Board, in its discretion, may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Participant with respect to any Award theretofore granted without the written consent of the Participant.

ARTICLE XVIII

MISCELLANEOUS

Section 18.1. No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 18.2. No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of such Consultant’s consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 18.3. Other Laws. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including, but not limited to, any failure to comply with the requirements of Section 409A of this Code.

Section 18.4. No Fractional Shares. No fractional shares of Common Stock shall be delivered or issued pursuant to the Plan, nor shall any cash in lieu of fractional shares of Common Stock be paid.

Section 18.5. Withholding Obligations. The Company shall have the right to deduct in cash (whether pursuant to payments made under the Plan or from compensation paid to the Participant by the Company or an Affiliate) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares of Common Stock shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of shares of Common Stock under an Award by any of the following means (i) tendering a cash payment, (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of shares of Common Stock under the Award; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company previously owned and unencumbered shares of Common Stock.

Section 18.6. No Restriction on Corporate Action. Nothing contained in the Plan or any Award Agreement shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 18.7. Beneficiary Designations. The Committee may establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such written beneficiary designation or if the designated beneficiary predeceases the Participant, for purposes of the Plan, the Participant’s beneficiary shall be the Participant’s estate.

Section 18.8. Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the Plan including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

Section 18.9. Section 409A of the Code. The Plan and the Awards granted hereunder are intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan and Award Agreements shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the “separation from service” (within the meaning of Section 409A of the Code) of a Participant who is a “specified employee” (within the meaning of Section 409A of the Code) shall instead be paid on the first payroll date after the six-month anniversary of such Participant’s separation from service (or such Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code, and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

Section 18.10. Other Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, directors and other service providers, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 18.11. Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 18.12. Governing Law. Except as otherwise provided herein, the Plan and Award Agreements shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

Section 18.13. Severability. If any provision of the Plan or any Award Agreement is held invalid, illegal, or unenforceable, whether in whole or in part, such shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality, or unenforceability, and the remaining provisions shall not be affected thereby.

Section 18.14. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

Section 18.15. No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 18.16. Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 18.17. Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement. The terms of the Award Agreements utilized under the Plan need not be the same.

Section 18.18. Expenses. The costs of administering the Plan shall be paid by the Company.

Section 18.19. Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

As adopted by the Board on November 6, 2025.

As approved by the shareholders of the Company on November 6, 2025.

Exhibit A

Schedule of Shares of Common Stock Reserved for Issuance under the Plan

Date of Board Approval	Date of Shareholder Approval	Number of Shares Added	Cumulative Number of Shares
April 27, 2023	April 27, 2023	Not Applicable	6,000,000
November 25, 2024	November 25, 2024	Not Applicable	1,500,000
November 6, 2025	November 6, 2025	5,500,000	7,000,000
September 4, 2026	September 4, 2026	3,000,000	10,000,000

2 Reflects a 1-for-4 reverse split of shares of Common Stock effected on November 25, 2024.